Exhibit 4.2

AMERICAN INTERNATIONAL GROUP, INC.

Fifth Supplemental
Indenture
Dated as of September 20, 2007

(Supplemental to Indenture Dated as of October 12, 2006)

THE BANK OF NEW YORK,
as Trustee

     FIFTH SUPPLEMENTAL INDENTURE, dated as of September 20, 2007 (the “Fifth Supplemental Indenture”), between American International Group, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company”), and The Bank of New York, a New York banking corporation, as Trustee (herein called “Trustee”);
RECITALS:
     WHEREAS, the Company has heretofore executed and delivered to The Bank of New York, as trustee, an Indenture, dated as of October 12, 2006 (the “Base Indenture”, and as supplemented by the Fourth Supplemental Indenture, dated as of April 18, 2007, the “Existing Indenture”) (the Existing Indenture, as the same may be amended or supplemented from time to time, including by this Fifth Supplemental Indenture, the “Indenture”), providing for the issuance from time to time of the Company’s unsecured debentures, notes or other evidences of indebtedness (herein and therein called the “Securities”), to be issued in one or more series as provided in the Indenture, the First Supplemental Indenture, dated as of December 19, 2006, to the Base Indenture, establishing a series of Securities under the Base Indenture, the Second Supplemental Indenture, dated as of January 18, 2007, to the Base Indenture, amending the redemption provisions of the Base Indenture in connection with a specific issuance of securities, the Third Supplemental Indenture, dated as of March 23, 2007, amending the redemption provisions of the Base Indenture in connection with a specific issuance of securities, and the Fourth Supplemental Indenture, dated as of April 18, 2007, amending the redemption provisions of the Base Indenture in connection with all further issuances of securities;
     WHEREAS, Section 901 of the Existing Indenture permits the Company and the Trustee to enter into an indenture supplemental to the Existing Indenture to provide for the issuance of, and establish the form and terms of, additional series of Securities;
     WHEREAS, Sections 201, 301 and 901 of the Existing Indenture permit the form of notes of each additional series of notes to be established pursuant to an indenture supplemental to the Existing Indenture;
     WHEREAS, Section 301 of the Existing Indenture permits certain terms of any additional series of notes to be established pursuant to an indenture supplemental to the Existing Indenture;
     WHEREAS, pursuant to resolutions of (i) the Board of Directors of the Company adopted at a meeting duly called on March 14, 2007 and (ii) the Finance Committee of the Board of Directors of the Company adopted at a meeting duly called on June 13, 2007, the Company has authorized the issuance of $500,000,000 in aggregate principal amount of its Resetable Floating Rate Notes Due 2057 (the “Notes”);
     WHEREAS, the Notes will be established as a series under the Indenture;

     WHEREAS, the Company has duly authorized the execution and delivery of this Fifth Supplemental Indenture to establish the form and terms of the Notes; and
     WHEREAS, all things necessary to make this Fifth Supplemental Indenture a valid agreement according to its terms have been done;
     NOW, THEREFORE, THIS FIFTH SUPPLEMENTAL INDENTURE WITNESSETH:
     For and in consideration of the premises and the purchase of the Notes by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows:
ARTICLE ONE
DEFINITIONS AND OTHER PROVISIONS
OF GENERAL APPLICATION
Section 1.1 Relation to Existing Indenture
     This Fifth Supplemental Indenture constitutes a part of the Existing Indenture (the provisions of which, as modified by this Fifth Supplemental Indenture, shall apply to the Notes) in respect of the Notes but shall not modify, amend or otherwise affect the Existing Indenture insofar as it relates to any other series of Securities or affects in any manner the terms and conditions of the Securities of any other series.
Section 1.2 Definitions
     For all purposes of this Fifth Supplemental Indenture, the capitalized terms used herein (i) which are defined in this Section 1.2 have the respective meanings assigned hereto in this Section 1.2, and (ii) which are defined in the Existing Indenture (and which are not defined in this Section 1.2) have the respective meanings assigned thereto in the Existing Indenture. For all purposes of this Fifth Supplemental Indenture:
     1.2.1 All references herein to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of this Fifth Supplemental Indenture;
     1.2.2 The terms “herein”, “hereof”, and “hereunder” and words of similar import refer to this Fifth Supplemental Indenture; and
     1.2.3 The following terms, as used herein, have the following meanings:
     “Agent Member” means any member of, or participant in, the Depositary.
     “Applicable Procedures” means, with respect to any transfer or transaction involving a Global Note or beneficial interest therein, the rules and procedures of the

Depositary for such Note, to the extent applicable to such transaction and as in effect at the time of such transfer or transaction.
     “Base Indenture” has the meaning set forth in the first recital of this Fifth Supplemental Indenture.
     “Closing Date” means September 20, 2007.
     “Company” has the meaning set forth in the introductory paragraph of this Fifth Supplemental Indenture.
     “Conversion Date” has the meaning specified in Section 2.3.
     “Depositary” means, with respect to Notes issuable or issued in whole or in part in the form of one or more Global Notes, DTC, for so long as it shall be a clearing agency registered under the Exchange Act, or such successor (which shall be a clearing agency registered under the Exchange Act) as the Company shall designate from time to time in an Officers’ Certificate delivered to the Trustee.
     “DTC” means The Depository Trust Company.
     “Existing Indenture” has the meaning set forth in the first recital of this Fifth Supplemental Indenture.
     “Fifth Supplemental Indenture” has the meaning set forth in the introductory paragraph hereof.
     “Global Note” means a Note that evidences all or part of the Notes and bears the legend specified in Section 2.2.
     “Indenture” has the meaning set forth in the first recital of this Fifth Supplemental Indenture.
     “Notes” has the meaning stated in the fifth recital of this Fifth Supplemental Indenture.
     “Restricted Global Note” has the meaning specified in Section 2.1.
     “Restricted Note” means all Notes required pursuant to Section 2.5(b) to bear any Restricted Notes Legend. Such term includes the Restricted Global Note.
     “Restricted Notes Certificate” means a certificate substantially in the form set forth in Annex A.
     “Restricted Notes Legend” means a legend substantially in form of the legend required in the form of Note set forth in Section 2.2 to be placed upon each Restricted Note.

     “Rule 144A” means Rule 144A under the Securities Act (including any successor rule thereto), as the same may be amended from time to time.
     “Securities” has the meaning specified in the first recital of this Fifth Supplemental Indenture.
     “Securities Act” means the Securities Act of 1933, as amended.
     “Successor Note” of any particular Note means every Note issued after, and evidencing all or a portion of the same debt as that evidenced by, such particular Note; and any Note authenticated and delivered under Section 306 of the Existing Indenture in exchange for or in lieu of a mutilated, destroyed, lost or stolen Note shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Note.
ARTICLE TWO
GENERAL TERMS AND CONDITIONS OF THE NOTES
Section 2.1 Forms of Notes Generally
     The Notes shall be in substantially the forms set forth in this Article with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Existing Indenture and this Fifth Supplemental Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange, or as may, consistent with the Existing Indenture and this Fifth Supplemental Indenture, be determined by the officers executing such Notes, as evidenced by their execution of such Notes.
     The Trustee’s certificate of authentication shall be in substantially the form set forth in the form of Note set forth in this Article.
     Upon their original issuance, the Notes shall be issued in the form of a Global Note registered in the name of the Depositary or its nominee and deposited with the Trustee, as custodian for the Depositary, for credit by the Depositary to the respective accounts of beneficial owners of the Notes represented thereby (or such other accounts as they may direct). The Global Note will constitute a single Security for all purposes of the Indenture. The Global Note together with its Successor Notes which are Global Notes, are collectively herein called the “Restricted Global Notes.”
     The Notes will be issued only in registered form. The Notes will be issued in minimum denominations of $100,000 and multiples of $1,000 in excess thereof.

Section 2.2 Form of Face of the Notes
     THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM AND IN ANY EVENT MAY BE SOLD OR OTHERWISE TRANSFERRED ONLY IN ACCORDANCE WITH THE INDENTURE, COPIES OF WHICH ARE AVAILABLE FOR INSPECTION AT THE CORPORATE TRUST OFFICE OF THE TRUSTEE IN NEW YORK.
     EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. EACH HOLDER OF THIS NOTE REPRESENTS TO AMERICAN INTERNATIONAL GROUP, INC. THAT (a) SUCH HOLDER WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER THIS NOTE (WITHOUT THE CONSENT OF AMERICAN INTERNATIONAL GROUP, INC.) OTHER THAN (i) TO A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION COMPLYING WITH RULE 144A UNDER THE SECURITIES ACT, (ii) IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT, (iii) OUTSIDE THE UNITED STATES IN A TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S UNDER THE SECURITIES ACT, OR (iv) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, SUBJECT, IN THE CASE OF CLAUSE (ii) OR (iv), TO THE RECEIPT BY AMERICAN INTERNATIONAL GROUP, INC. OF AN OPINION OF COUNSEL OR SUCH OTHER EVIDENCE ACCEPTABLE TO AMERICAN INTERNATIONAL GROUP, INC. THAT SUCH RESALE, PLEDGE OR TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, (b) SUCH HOLDER WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER THE NOTES OTHER THAN IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES, STATE SECURITIES LAWS AND BLUE SKY LAWS AND THAT (c) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE OF THE RESALE RESTRICTIONS REFERRED TO HEREIN AND DELIVER TO THE TRANSFEREE (OTHER THAN A QUALIFIED INSTITUTIONAL BUYER) PRIOR TO THE SALE, A COPY OF THE TRANSFER RESTRICTIONS APPLICABLE HERETO (COPIES OF WHICH MAY BE OBTAINED FROM THE TRUSTEE).
     [INCLUDE IF NOTE IS A GLOBAL NOTE — THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS NOTE IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES

DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY.]
     [INCLUDE IF NOTE IS A GLOBAL NOTE AND THE DEPOSITARY TRUST COMPANY IS THE DEPOSITARY — UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, TO AMERICAN INTERNATIONAL GROUP, INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CEDE & CO. (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]
     FOR PURPOSES OF SECTIONS 1271 ET SEQ. OF THE UNITED STATES INTERNAL REVENUE CODE OF 1986, AS AMENDED, THIS NOTE HAS ORIGINAL ISSUE DISCOUNT AND IS ISSUED ON SEPTEMBER 20, 2007. PLEASE CONTACT THE CHIEF FINANCIAL OFFICER OF AIG FINANCIAL PRODUCTS CORP. AT AIG FINANCIAL PRODUCTS CORP., 50 DANBURY ROAD, WILTON, CT 06897-4444, TEL. (203) 222-4700 FOR INFORMATION ON THE AMOUNT OF ORIGINAL ISSUE DISCOUNT.

AMERICAN INTERNATIONAL GROUP, INC.
RESETABLE FLOATING RATE NOTE DUE 2057
No. R-2
CUSIP No.: 026874 BL0

STATED PRINCIPAL AMOUNT:	US$500,000,000

ORIGINAL ISSUE DATE:	September 20, 2007

INITIAL INTEREST RATE:	5.50%

INTEREST DETERMINATION DATES:	Two London Banking Days prior to each Interest Reset Date

CALCULATION AGENT:	AIG Financial Products Corp.
     AMERICAN INTERNATIONAL GROUP, INC., a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or its registered assigns, the principal sum of $500,000,000 dollars on the Maturity Date, and, subject to the provisions on the reverse of this Note and if there has been no Conversion Date, to pay the Accrued Interest on the Maturity Date; or, if there has been a Conversion Date, to pay the Accrued Interest on the Conversion Date and to pay interest on the Stated Principal Amount from the most recent Interest Payment Date to which interest has been paid, accrued or duly provided for, in arrears on each Interest Payment Date.
     Interest on the Stated Principal Amount of this Note shall accrue at a rate per annum equal to the Initial Interest Rate set forth above until the first Interest Reset Date and thereafter at a rate equal to LIBOR-Reuters plus the Spread, subject to applicable provisions of law and in accordance with the provisions set forth on the reverse of this Note. The Spread determined as a result of each Holder Spread Adjustment or Dealer Spread Adjustment shall remain in effect from the occurrence of the Holder Spread Adjustment or the Dealer Spread Adjustment, as the case may be, until the effectiveness of the next Holder Spread Adjustment or Dealer Spread Adjustment, whichever is sooner, or until the Stated Principal Amount and any unpaid interest (including any unpaid Accrued Interest) is paid or made available for payment. Interest that is accrued and unpaid on any Interest Accrual Date will compound and be added to Accrued Interest in accordance with paragraph 3 on the reverse of this Note. Interest shall accrue on unpaid Accrued Interest at a rate per annum equal to LIBOR-Reuters (without addition of the Spread).

     Interest will not be payable on this Note until the Maturity Date, unless there is a Conversion Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date (including Accrued Interest on the Conversion Date, if any) will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall be the 5th day of March or September (whether or not a Business Day), as the case may be, preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof which shall be given to Holders of Notes of this series not fewer than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.
     Interest shall be computed on the basis of a 360-day year and the actual number of days elapsed.
     If the Maturity Date falls on a day that is not a Business Day, the payment of principal need not be made on such date, but may be made on the next succeeding Business Day, with the same force and effect as if made on the Maturity Date, provided that no interest shall accrue for the period from and after such Maturity Date.
     Payment of the principal of and interest on this Note will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.
     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.
Dated: September 20, 2007

AMERICAN INTERNATIONAL GROUP, INC.
By
Name:
Title:

Attest:

Dated: September 20, 2007
     This is one of the Notes of the series designated herein and referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK As Trustee
By:
Authorized Signatory

Section 2.3 Form of Reverse of the Notes
     1. General. This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”), designated as its Resetable Floating Rate Notes Due 2057, issued and to be issued in one or more series under an Indenture, dated as of October 12, 2006 (the “Existing Indenture”), as supplemented by the Fourth Supplemental Indenture (the “Fourth Supplemental Indenture”), dated as of April 18, 2007, and the Fifth Supplemental Indenture (the “Fifth Supplemental Indenture”), dated as of September 20, 2007 (as so supplemented, the “Indenture,” which term shall have the meaning assigned to it in such instrument), from the Company to The Bank of New York, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which the Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof.
     The Notes are not subject to redemption at the election of the Company at any time prior to the Maturity Date.
     2. Definitions. All terms used in this Note which are defined in the Indenture shall have the meaning assigned to them in the Indenture.
     “Accrued Interest” shall mean, in respect of any date prior to and including the Conversion Date, (a) on the Original Issue Date, zero and (b) on each date thereafter, the sum of (i) the Accrued Interest on the preceding Interest Reset Date (or, in the case of any date on or before the initial Interest Reset Date, on the Original Issue Date), plus (ii) interest accrued on the Stated Principal Amount during the Interest Period beginning on the preceding Interest Reset Date (or, in the case of any date on or before the initial Interest Reset Date, beginning on the Original Issue Date) at a rate equal to LIBOR-Reuters plus the Spread for such preceding Interest Reset Date (or, in the case of any date on or before the initial Interest Reset Date, at a rate equal to the Initial Interest Rate specified on the face hereof), plus (iii) except in the case of any date on or before the initial Interest Reset Date, interest accrued on the Accrued Interest as of the preceding Interest Reset Date during the Interest Period beginning on the preceding Interest Reset Date at a rate equal to LIBOR-Reuters for such Interest Reset Date.
     “Agent Member” has the meaning set forth in subsection (c) of paragraph 7 hereof.
     “AIG-FS” means AIG Financial Securities Corp., a Delaware corporation and wholly owned indirect subsidiary of the Company.

     “Applicable Procedures” has the meaning set forth in subsection (c) of paragraph 7 hereof.
     “Business Day” shall mean any day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in New York City.
     “Calculation Agent” has the meaning set forth in subsection (b) of paragraph 3 hereof.
     “Calculation Date” shall have the meaning specified in subsection (d) of paragraph 6 hereof.
     “Continuing Failed Remarketing” shall have the meaning specified in subsection (g) of paragraph 6 hereof.
     “Continuing Market Disruption” shall have the meaning specified in subsection (g) of paragraph 6 hereof.
     “Conversion Date” has the meaning set forth in paragraph 4 hereof.
     “Dealer Designated Spread” means, with respect to any Interest Reset Date scheduled to occur on or after September 20, 2008, each of the spreads quoted by the reference dealers, in accordance with the procedures set forth in paragraph 6 hereof, as the Spread to be effective on such Interest Reset Date.
     “Dealer Spread Adjustment” means, with respect to any Interest Reset Date scheduled to occur on or after September 20, 2008, adjustment of the Spread on such Interest Reset Date determined in accordance with the procedures set forth in paragraph 6 hereof.
     “DTC” has the meaning set forth on the face of this Note.
     “Electing Holders” has the meaning set forth in subsection (b) of paragraph 6 hereof.
     “Existing Indenture” has the meaning set forth in paragraph 1 hereof.
     “Failed Remarketing” has the meaning set forth in subsection (g) of paragraph 6 hereof.
     “Failed Remarketing Payment Date” has the meaning set forth in subsection (b) of paragraph 7 hereof.
     “Final Dealer” has the meaning set forth in clause (iii) of subsection (e) of paragraph 6 hereof.

     “Final Dealer Designated Spread” has the meaning set forth in clause (i) of subsection (e) of paragraph 6 hereof.
     “Final Dealer Purchase Price” has the meaning set forth in clause (iv) of subsection (e) of paragraph 6 hereof.
     “Fifth Supplemental Indenture” has the meaning set forth in paragraph 1 hereof.
     “Fourth Supplemental Indenture” has the meaning set forth in paragraph 1 hereof.
     “Hold Notice” has the meaning set forth in subsection (b) of paragraph 6 hereof.
     “Hold Notice Ceiling” has the meaning set forth in subsection (b) of paragraph 6 hereof.
     “Hold Notice Floor” has the meaning set forth in subsection (g) of paragraph 6 hereof.
     “Holder Designated Spread” has the meaning set forth in paragraph 5 hereof.
     “Holder Spread Adjustment” shall mean the adjustment of the Spread in accordance with the procedures set forth in paragraph 5 hereof.
     “Indenture” has the meaning set forth in paragraph 1 hereof.
     “Initial Interest Rate” has the meaning set forth on the face of this Note.
     “Interest Accrual Date” means each Interest Reset Date, to but excluding the Interest Reset Date preceding the Conversion Date (if any).
     “Interest Determination Date” has the meaning set forth on the face of this Note.
     “Interest Payment Date” shall mean each Interest Reset Date, if any, from and including the Conversion Date, and including the Maturity Date.
     “Interest Period” means the period from and including an Interest Reset Date (or, in the case of the initial Interest Period, from and including the Original Issue Date) to but excluding the next Interest Reset Date (or the Maturity Date).
     “Interest Reset Date” means each March 20 and September 20, beginning March 20, 2008, to and including the Maturity Date; provided, however, that if any Interest Reset Date would otherwise fall on a day that is not a Business Day, such Interest Reset Date will be the first following day that is a Business Day, except that if such day falls in the next calendar month, such Interest Reset Date will be the preceding day that is a Business Day.

     “LIBOR-Reuters” shall mean, on each Interest Determination Date, the rate for deposits in U.S. Dollars having a maturity of six months (the “Index Maturity”) which appears on the Reuters screen LIBOR01 page (as defined below) as of 11:00 a.m. London time on such Interest Determination Date. If on any Interest Determination Date, the rate for deposits in U.S. Dollars having the Index Maturity does not appear on the Reuters screen LIBOR01 page as specified above, LIBOR-Reuters will be determined on the basis of the rates at which deposits in U.S. Dollars having the Index Maturity and in a principal amount equal to an amount that is representative for a single transaction in such market at such time are offered by four major banks in the London interbank market selected by the Calculation Agent at approximately 11:00 a.m. London time, on such Interest Determination Date to prime banks in the London interbank market. The Calculation Agent will request the principal London office of each of such banks to provide a quotation of its rate. If at least two such quotations are provided, the rate in respect of such Interest Determination Date will be the arithmetic mean of the quotations. If fewer than two quotations are provided, LIBOR-Reuters in respect of such Interest Determination will be the arithmetic mean of the rates quoted by three major banks in The City of New York, selected by the Calculation Agent, at approximately 11:00 a.m. New York time, on such Interest Determination Date for loans in U.S. Dollars to leading European banks, having the Index Maturity and in a principal amount equal to an amount that is representative for a single transaction in such market at such time; provided, however, that if the banks selected as aforesaid by the Calculation Agent are not quoting as described in this sentence, LIBOR-Reuters on such Interest Determination Date will be equal to LIBOR-Reuters in effect on the day preceding such Interest Determination Date.
     “London Banking Day” shall mean any day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in London.
     “Market Day” means a day which is a Business Day, a London Banking Day and a day on which markets for U.S. government securities are open for regular trading in New York, New York.
     “Market Disruption Event” shall mean any of the following (as determined in good faith by the Calculation Agent): (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange (or any successor exchange or market) or the establishment of minimum prices on such exchange (or market); (ii) a general moratorium on commercial banking activities declared by either federal or New York state authorities; or (iii) an outbreak or escalation of major hostilities involving the United States of America or the declaration by the United States of a national emergency or war, other than any such outbreak, escalation or declaration arising out of or relating to the U.S. war on terrorism that does not represent a significant departure from conditions that exist at the date hereof.
     “Maturity Date” shall mean September 20, 2057; provided, however, that if the Maturity Date would otherwise fall on a day that is not a Business Day, the Maturity Date will be the first following day that is a Business Day, except that if such day falls in the next calendar month, the Maturity Date will be the preceding day that is a Business Day.
     “Notes” has the meaning set forth in paragraph 1 hereof.
     “Original Issue Date” has the meaning set forth on the face of this Note.
     “Redemption Amount” shall mean, as of the Failed Remarketing Payment Date, the sum of (i) the principal amount of the Remarketed Notes, (ii) Accrued Interest applicable to the Remarketed Notes if not previously paid and (iii) any accrued but unpaid interest on the principal amount of the Remarketed Notes or on Accrued Interest applicable to the Remarketed Notes that has not been included in Accrued Interest applicable to the Remarketed Notes in accordance with the procedures set forth in herein.
     “Remarketed Notes” has the meaning set forth in subsection (b) of paragraph 6 hereof.
     “Repurchase Price” has the meaning set forth in subsection (g) of paragraph 6 hereof.
     “Reuters screen LIBOR01 page” shall mean the display page designated as LIBOR01 page on the Reuters service (or such other page as may replace LIBOR01 page on that service for the purpose of displaying London interbank offered rates).
     “Rule 144A Information” has the meaning set forth in paragraph 12 hereof.
     “Securities Act” has the meaning set forth of the face of this Note.
     “Spread” means (i) with respect to the initial Interest Reset Date, 8 basis points and (ii) with respect to any other Interest Reset Date, the Holder Designated Spread or the Dealer Designated Spread, as the case may be, as determined for such Interest Reset Date.
     “Stated Principal Amount” has the meaning set forth on the face of this Note.
     “Trustee” has the meaning set forth in paragraph 1 hereof.
     “U.S. Dollars” or “US$” shall mean the lawful currency of the United States of America.
     3. Interest. (a) On each Interest Determination Date, the Calculation Agent shall determine LIBOR-Reuters for the related Interest Reset Date and, upon request of the Trustee, shall notify the Trustee of (i) LIBOR-Reuters and the Spread then in effect for this Note, if available, (ii) if determined, LIBOR-Reuters and the Spread that shall become effective as a result of a determination made on such Interest Determination Date with respect to this Note and (iii) the amount of Accrued Interest as of the related Interest Reset Date.
     (b) Subject to its right to terminate the appointment of any such agent, the Company shall take such action as is necessary to ensure that there shall at all relevant times be a qualified financial institution appointed and acting as its agent for the purpose of performing the actions contemplated hereby to be performed by the Calculation Agent (such agent, including any successor agent, the “Calculation Agent”). The Company has initially appointed AIG Financial Products Corp. as Calculation Agent.
     (c) Interest on this Note shall be computed on the basis of a 360-day year and the actual number of days elapsed.
     (d) The interest rate on this Note will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application.
     (e) Unless otherwise specified herein, all percentages resulting from any calculation of the rate of interest will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 9.876545% (or .09876545) will be rounded upward to 9.87655% (or .0987655)), and all U.S. dollar amounts used in or resulting from such calculation will be rounded to the nearest cent (with one-half cent being rounded upward).
     4. Coupon Conversion. The Company shall have the right on any Interest Reset Date scheduled to occur on September 20, 2008 or on any Interest Reset Date scheduled to occur on September 20 thereafter until the Maturity Date (any date so designated, the “Conversion Date”), upon prior written notice delivered to the Trustee and each Holder, at least 170 days prior to such Interest Reset Date, to elect to pay cash interest on this Note on each Interest Payment Date on and after the Conversion Date. Any such election, once made, shall be irrevocable. On the Conversion Date, the Accrued Interest on such Conversion Date shall become due and payable in the same manner as provided for payments of interest on this Note. Following the Conversion Date, interest on the Stated Principal Amount shall be payable on each Interest Payment Date at a rate equal to LIBOR-Reuters plus the Spread for the Interest Period then ending.

     5. Holder Spread Adjustment. (a) Each Holder shall have the right to propose the Spread to be applicable for one or more subsequent consecutive Interest Periods specified by such Holder for which no Spread has been previously determined, beginning with or following the Interest Period scheduled to begin on September 20, 2008 (each, a “Holder Designated Spread”) by notice given to the Trustee not more than 40 days nor fewer than 30 days prior to the Interest Reset Date in respect of such Interest Period or Interest Periods provided, however that for as long (but only for as long) as this Note or any portion hereof is issued in the form of a Global Note, each beneficial owner of the Notes represented by this Note may give such notice in respect of Notes beneficially owned by it by causing the Agent Member through which such beneficial owner holds such Notes to provide to the Trustee a notice substantially in the form of Exhibit A included in Annex B attached hereto. The Trustee, the Calculation Agent and the Company shall be entitled to rely on any such notice so provided by the Agent Member without independent investigation thereof. The Trustee shall promptly notify the Calculation Agent of each Holder Designated Spread.
     (b) If Holders representing 100% of the outstanding Stated Principal Amount of Notes propose a Holder Designated Spread and a common number of subsequent Interest Periods for which their respective Holder Designated Spreads are to apply, in accordance with paragraph 5(a) above, the Company shall notify each Holder, the Trustee and the Calculation Agent not later than 25 days prior to the next Interest Reset Date whether the Company elects to have the highest Holder Designated Spread be the applicable Spread for the applicable number of subsequent Interest Periods, beginning on such Interest Reset Date. If the Company so elects, then such highest Holder Designated Spread shall be the Spread for Interest Reset Dates relating to the applicable Interest Periods. The adjustment of the Spread as specified in this paragraph 5 is referred to as a “Holder Spread Adjustment”.
     (c) Upon the occurrence of a Holder Spread Adjustment, the Holder Designated Spread, as determined pursuant to paragraphs 5(a) and 5(b) above, shall be the Spread until the earliest of (i) the Maturity Date, (ii) the next Holder Spread Adjustment and (iii) the next Dealer Spread Adjustment.
     (d) If Holders representing 100% of the outstanding Stated Principal Amount of the Notes do not propose a Holder Designated Spread and a common number of subsequent Interest Periods for which their respective Holder Designated Spreads are to apply, in accordance with paragraph 5(a) above, for an Interest Reset Date for which no Spread has been previously determined, or if the Company fails to make the election specified in paragraph 5(b) above with respect to such an Interest Reset Date, then the procedures contained in paragraph 6 below shall apply with respect to such an Interest Reset Date. The Company shall notify the Trustee and each Holder of such result not fewer than 25 days prior to any such Interest Reset Date.

     6. Dealer Spread Adjustment. (a) The provisions of this paragraph 6 shall apply with respect to each Interest Reset Date for which the Spread is not adjusted pursuant to the Holder Spread Adjustment procedure set forth in paragraph 5 above, except that the provisions of this paragraph 6 shall not in any case apply with respect to any Interest Reset Date scheduled to occur before September 20, 2008. The procedure by which the Spread is adjusted in accordance with the provisions of this paragraph is referred to herein as a “Dealer Spread Adjustment”.
     (b) Notwithstanding the purchase of Notes on an Interest Reset Date by the Final Dealer as contemplated in paragraph 6(e) below, each Holder may elect to retain all or a portion of its Notes by providing notice of such election (a “Hold Notice”) to the Trustee not later than 20 days prior to such Interest Reset Date. The Trustee shall promptly notify the Company and the Calculation Agent of all such Hold Notices. Notwithstanding the foregoing, if, with respect to a particular Interest Reset Date, Holders (“Electing Holders”) deliver Hold Notices with respect to Notes representing more than 80% of the outstanding Stated Principal Amount of Notes (the “Hold Notice Ceiling”), a portion of the Notes subject to Hold Notices (not exceeding 20% of the outstanding Stated Principal Amount of Notes) shall nonetheless be subject to remarketing pursuant to this paragraph 6, selected by the Trustee by lot from among Electing Holders, to the extent necessary so that the total amount of Notes remarketed shall equal 20% of the outstanding Stated Principal Amount of Notes. Such Notes (if any), together with those Notes as to which no Hold Notice has been delivered, are referred to as “Remarketed Notes” for the respective Interest Reset Date. If, with respect to any Interest Reset Date, Hold Notices are delivered in respect of Notes in excess of the Hold Notice Ceiling, the Trustee shall, upon written instructions from the Company, give written notice to Electing Holders, not later than 5:00 p.m. New York time on the fifteenth day prior to the Interest Reset Date, of the amount of such Notes that, pursuant to this paragraph 6(b), will be Remarketed Notes, subject to the remarketing procedures set forth in this paragraph 6 for such Interest Reset Date.
     (c) The Spread on all Notes, whether or not they are Remarketed Notes, will be subject to any Dealer Spread Adjustment that occurs pursuant to this paragraph 6. In the case of a Continuing Failed Remarketing or a Continuing Market Disruption , the Company shall be obligated to purchase, and certain Holders shall be obligated to sell, Notes on the relevant Interest Reset Date as set forth in section (g) of this paragraph 6.
     (d) On the sixth Market Day prior to each Interest Reset Date to which this paragraph 6 applies (each, a “Calculation Date”), the Calculation Agent shall take the following actions (all underlined times noted below are indicative and all references to a specific time are references to New York City time):
          (i) 9:00 a.m.: The Company shall provide to the Calculation Agent the name of a reference dealer, and shall provide, for such reference dealer so named, the name of, and telephone and facsimile numbers and email addresses for, one individual who will represent such reference dealer; in addition, the Calculation Agent shall select two additional reference dealers such that there are a total of three reference dealers with respect to such Calculation Date (which reference dealer(s) may be (or include) AIG-FS at the Calculation Agent’s option);
          (ii) 9:15 a.m.: The Calculation Agent promptly shall contact each of the reference dealers and request that each reference dealer provide to the Calculation Agent the following firm bid for the benefit of Holders of Remarketed Notes (which bid shall remain firm for 30 minutes): a firm bid (on an all-in basis) to purchase, for settlement on the related Interest Reset Date, the Remarketed Notes from their respective Holders for a purchase price equal to the principal amount of the Remarketed Notes plus (except where the Interest Reset Date is also an Interest Payment Date) the amount of Accrued Interest applicable to the Remarketed Notes, each as of the applicable Interest Reset Date, for settlement on the Interest Reset Date, which bid shall designate the Spread proposed by the reference dealer (the “Dealer Designated Spread”) to be effective for the Interest Period commencing on such Interest Reset Date.
     (e) Provided that neither a Market Disruption Event nor a Failed Remarketing has occurred, on the second London Banking Day prior to the applicable Interest Reset Date, the following actions shall occur:
          (i) The Calculation Agent shall notify the Company of the “Final Dealer Designated Spread”, which shall be the lowest Dealer Designated Spread received by the Calculation Agent in accordance with the procedures set forth in this paragraph 6.
          (ii) The Spread shall equal, for the Interest Period commencing on such Interest Reset Date, the Final Dealer Designated Spread.
          (iii) The reference dealer providing the Final Dealer Designated Spread shall be deemed the “Final Dealer”, provided that if two or more reference dealers shall have quoted the Final Dealer Designated Spread, the Company shall determine which of the reference dealers is the Final Dealer or the Final Dealers (and in the latter case, the allocation of Remarketed Notes to be made between them).
          (iv) The Company shall notify the Trustee that the Final Dealer(s) will purchase, on the Interest Reset Date, the Remarketed Notes at a price equal to the principal amount of the Remarketed Notes, plus (except where the Interest Reset Date is also an Interest Payment Date) the amount of Accrued Interest applicable to the Remarketed Notes plus any accrued but unpaid interest on the Stated Principal Amount that has not been included in Accrued Interest in accordance with the procedures set forth in paragraph 4, each as of the applicable Interest Reset Date (such sum, the “Final Dealer Purchase Price”).
     (f) Each Holder of Remarketed Notes shall sell its Remarketed Notes to the Final Dealer(s) on the Interest Reset Date for a price equal to the percentage of the Final Dealer Purchase Price applicable to such Holder’s Remarketed Notes, and in the case of more than one Final Dealer, according to the allocation designated by the Company under clause (e)(iii) above.
     (g) Notwithstanding the foregoing, if the Calculation Agent determines that, on the applicable Calculation Date, (i) a Market Disruption Event has occurred or is continuing or (ii) no reference dealer has provided a firm bid in a timely manner in accordance with this paragraph 6 in a manner satisfactory to the Calculation Agent in its sole discretion (any such occurrence described in this clause (ii), a “Failed Remarketing”), the steps contemplated above shall be taken on the next Market Day on which the Calculation Agent determines that no Market Disruption Event or Failed Remarketing has occurred and is continuing. If the Calculation Agent determines that a Market Disruption Event and/or a Failed Remarketing has occurred and is continuing for at least four consecutive (I) Business Days which are also London Banking Days in the case of a Market Disruption Event (a “Continuing Market Disruption”) or (II) Market Days in the case of a Failed Remarketing (a “Continuing Failed Remarketing”), starting on the applicable Calculation Date, then (A) the Calculation Agent shall notify the Company of such determination promptly after the close of business on such fourth Business Day which is also a London Banking Day or Market Day, as applicable, and (B) the Company shall be obligated to purchase, and Holders shall be obligated to sell, those Notes that would have been otherwise deemed Remarketed Notes had such Continuing Failed Remarketing or Continuing Market Disruption not occurred. Notwithstanding the foregoing, if with respect to a particular Interest Reset Date to which the preceding sentence applies, Electing Holders had delivered Hold Notices with respect to Notes representing less than 20% of the outstanding Stated Principal Amount of Notes (the “Hold Notice Floor”), the Company shall be obligated to purchase all Notes, and all Holders, including those Electing Holders who have delivered Hold Notices not meeting the Hold Notice Floor, shall be obligated to sell all Notes, on the relevant Interest Reset Date. The Company shall repurchase Notes pursuant to this section (g) on the applicable Interest Reset Date from the Holders thereof at a purchase price equal to the Stated Principal Amount plus (except where the Interest Reset Date is also an Interest Payment Date) Accrued Interest and any accrued but unpaid interest on the Stated Principal Amount that has not been included in Accrued Interest in accordance with the procedures set forth in paragraph 4 hereof, in each case as of the repurchase date (the “Repurchase Price”). For the avoidance of doubt, for those Notes as to which (x) Hold Notices have been delivered and (y) the Hold Notice Floor has been met or exceeded, the Spread shall equal, for the Interest Period commencing on such Interest Reset Date, the Spread in effect during the immediately preceding Interest period (except in the case of the initial Interest Reset Date, wherein the Spread shall be 8 basis points). With respect to those Notes that will be repurchased by the Company pursuant to this section (g), the Company shall give notice to the Holder that this Note will be repurchased by the Company on the applicable Interest Reset Date at the price specified above, from the Holder on such Interest Reset Date, such notice to be given no later than such second London Banking Day prior to the Interest Reset Date in the manner described below.

     (h) Unless otherwise expressly stated in this paragraph 6, each notice, bid or offer required by this paragraph 6 to be given by the reference dealers shall be given telephonically and shall be confirmed as soon as possible by fax (or such other means as the Calculation Agent may determine) to each of the Trustee, the Calculation Agent and the Company.
     7. Settlement Procedures. For as long (but only for as long) as this Note or any portion hereof is issued in the form of a Global Note, the provisions of paragraph 7(a) through 7(f) below, inclusive, shall apply with respect to this Note or such portion, as the case may be.
     (a) If, on any Interest Reset Date, the Remarketed Notes are purchased by the respective Final Dealer(s) pursuant to paragraph 6 hereof, all beneficial interests in the Remarketed Notes held by or through Agent Members (as defined below) shall be transferred to Depositary account(s) designated by such Final Dealer(s). The transfers shall be made automatically, without any action on the part of any holder or beneficial owner, by book entry through the facilities of the Depositary. Such Final Dealer(s) shall be obligated to make payment of the relevant percentage of the Final Dealer Purchase Price for the Remarketed Notes to the Depositary or its nominee, for credit to the account(s) of the Agent Member(s) by or through which beneficial interests in the Remarketed Notes are held, by the close of business on the applicable Interest Reset Date. Each such transfer shall be made against the corresponding payment, and each such payment shall be made against the corresponding transfer, in accordance with the Depositary’s Applicable Procedures. In all cases, the Company shall remain obligated to make payment of accrued and unpaid interest on this Note if such Interest Reset Date shall also be an Interest Payment Date (including Accrued Interest if such Interest Payment Date is also the Conversion Date), with interest payable on the applicable (or any prior) Interest Payment Date being payable to the Holder of this Note on the corresponding Regular Record Date.
     (b) If the Final Dealer(s) (or any of them, if more than one) fails to pay the applicable purchase price for the Remarketed Notes which it is obligated to purchase on the applicable Interest Reset Date, then a Failed Remarketing shall be deemed to have occurred, and the Company will be obligated to pay, not later than two Business Days following the applicable Interest Reset Date (such payment date the “Failed Remarketing Payment Date”), the Redemption Amount for the Remarketed Notes or, if the Hold Notice Floor is not met, the Repurchase Price for the Notes, in each case calculated as of the date of purchase, with settlement otherwise occurring as described in paragraph 7(a); provided that if the Company concludes, with the concurrence of the Calculation Agent, that any such failure was solely the result of an operational or administrative error, and the Final Dealer(s) in question makes payment of the Final Dealer Purchase Price (together with interest thereon, as determined by the Calculation Agent, to account for the delay) not later than such second Business Day, no Failed Remarketing shall be deemed to have occurred and settlement shall take place on such second Business Day as though it was the Interest Reset Date.

     (c) As used herein, (i) “Agent Member” means, at any time, any person who is a member of, or participant in, the Depositary at such time and (ii) “Applicable Procedures” means, with respect to any payment, transfer or other transaction to be effected with respect to a Global Note, through the facilities of the Depositary at any time, the policies and procedures of the Depositary applicable to such transaction, as in effect at such time.
     (d) If the Company is required to purchase the Remarketed Notes or the Notes, then, on the applicable Interest Reset Date or Failed Remarketing Payment Date, all beneficial interests in the Remarketed Notes or the Notes held by or through Agent Members shall be transferred to a Depositary account designated by the Company. The transfers shall be made automatically, without any action on the part of any Holder or beneficial owner of the Remarketed Notes or the Notes, by book entry through the facilities of the Depositary. The Company shall be obligated to make payment of the Redemption Amount for the Remarketed Notes or the Repurchase Price for the Notes to the Depositary or its nominee, for credit to the accounts of the Agent Members by or through which beneficial interests in the Remarketed Notes or the Notes are held, by the close of business on the applicable Interest Reset Date or Failed Remarketing Payment Date. Each such transfer shall be made against the corresponding payment, and each such payment shall be made against the corresponding transfer, in accordance with the Depositary’s Applicable Procedures. If the Company fails to pay the Redemption Amount for the Remarketed Notes or Repurchase Price for the Notes when such payment is due, interest will continue to accrue on the Remarketed Notes or the Notes (including on Accrued Interest) from such Interest Reset Date or Failed Remarketing Payment Date to the date the payment is made, at the rate in effect immediately prior to such Interest Reset Date or Failed Remarketing Payment Date plus one percent, and shall be payable as part of such Redemption Amount or Repurchase Price, in the same manner and for credit to the same accounts as such Redemption Amount or Repurchase Price. Whether or not the Company purchases the Remarketed Notes, the Company shall remain obligated to make payment of accrued and unpaid interest on this Note on the applicable Interest Reset Date, if it shall also be an Interest Payment Date (including Accrued Interest if such Interest Payment Date is also the Conversion Date), with interest being payable to the Holder on the corresponding Regular Record Date as provided herein.
     (e) The transactions described in paragraphs 7(a) and 7(b) above shall be executed on the applicable Interest Reset Date or Failed Remarketing Payment Date through the facilities of the Depositary in accordance with its Applicable Procedures, and the accounts of the respective Agent Members shall be debited and credited and beneficial interests in the Remarketed Notes or the Notes shall be delivered by book entry as necessary to effect the purchases and sales provided for above. Unless the Depositary’s Applicable Procedures require otherwise, such transactions shall settle, and all other payments in respect of the Notes shall be made, in immediately available funds through DTC’s Same-Day Funds Settlement System. Notwithstanding any provision hereof or of the Indenture, neither the Company, the Trustee nor the Calculation Agent, nor any agent of any such person, shall have any responsibility with respect to the

Applicable Procedures or for any payments, transfers or other transactions, or any notices or other communications, among the Depositary, its Agent Members, any other direct or indirect participants therein and any beneficial owners of a Global Note. For all purposes of this Note and the Indenture, any payment or notice to be made or given with respect to this Note by the Company or the Calculation Agent shall be deemed made or given when made or given to the Depositary or its nominee, in accordance with its Applicable Procedures.
     (f) The settlement procedures described in this paragraph 7 may be modified, notwithstanding any contrary terms of the Notes or the Indenture, to the extent required by the Depositary. In addition, notwithstanding any contrary terms of the Notes or the Indenture, the Company may modify the settlement procedures described in this paragraph 7 in order to facilitate the settlement process.
     If any Notes are issued in non-book-entry form, the Company shall modify the procedures contemplated by the provisions of paragraph 7(a) through 7(e) above, inclusive, so as to ensure that Interest Reset Date and Failed Remarketing Payment Date settlements of transactions in the Remarketed Notes or the Notes are effected in as comparable a manner as practical, provided that such modified procedures shall not adversely affect the interests of the holders of the outstanding Notes in any material respect.
     The settlement procedures contained in this paragraph 7 may be modified, regardless of any contrary terms of this Note or the Indenture, to the extent required by DTC or, if the book-entry system is no longer available for the Notes at the relevant time, to the extent required to facilitate these transactions in non-book-entry form. In addition, the Calculation Agent may modify the settlement procedures contained in this paragraph 7 in order to facilitate the settlement process.
     8. Sinking Fund. The Notes do not have the benefit of any sinking fund obligation.
     9. Defeasance. The defeasance provisions in Article Thirteen of the Indenture apply to the Notes. Pursuant to these provisions, the entire indebtedness of this Note or certain restrictive covenants and Events of Default with respect to this Note may be defeased at any time, in each case upon compliance with certain conditions set forth in the Indenture.
     10. Events of Default; Remedies. (a) If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.
     (b) As set forth in, and subject to, the provisions of the Indenture, no Holder of this Note will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default, the Holders of not less than 25% of the outstanding Stated Principal Amount of Notes shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in outstanding Stated Principal Amount of Notes a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of (and premium, if any) or any interest on this Note on or after the respective due date expressed herein.
     11. Covenants. The Notes are entitled to the benefits of the covenants of the Company set forth in Article Ten of the Indenture.
     12. Rule 144A Information. At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, upon the request of a Holder of a Note or of a beneficial owner of an interest in a Global Note, the Company will promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Holder or beneficial owner, or to a prospective purchaser of a Note or a beneficial interest in a Global Note designated by such Holder or beneficial owner of such interest in order to permit compliance by such Holder or beneficial owner with Rule 144A under the Securities Act. “Rule 144A Information” shall be such information as is specified pursuant to paragraph (d)(4) of Rule 144A under the Securities Act (or any successor provision thereto), as such provision (or successor provision) may be amended from time to time.
     13. Payment. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.
     14. Form; Denomination. The Notes of this series are issuable only in fully registered form without coupons in denominations of $100,000 and any multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.
     15. Registration; Transfer & Exchange. (a) As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
     (b) No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
(c) Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
Section 2.4 Title and Terms
     The Notes shall be issued in one series. The aggregate principal amount of the Notes that may initially be authenticated and delivered under this Fifth Supplemental Indenture is limited to $500,000,000, except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Section 304, 305, 306 or 906 of the Existing Indenture or Article Two of this Fifth Supplemental Indenture. The Company may, without the consent of the Holders of the Notes, issue additional notes having the same ranking, interest rate, Stated Maturity and CUSIP number and terms as to status, redemption or otherwise as the Notes, in which event such notes and the Notes shall constitute one series for all purposes under the Indenture, including without limitation, amendments, waivers and redemptions.
     The Stated Maturity of the Notes shall be September 20, 2057.
     The Company shall have no obligation to redeem or purchase the Notes pursuant to any sinking fund or analogous provision, or at the option of a Holder thereof, except as otherwise contemplated by paragraphs (6) and (7) on the Form of Reverse of the Notes.
     The Notes shall be subject to the defeasance and discharge provisions of Section 1302 of the Existing Indenture and the defeasance of certain obligations and certain events of default provisions of Section 1303 of the Existing Indenture.
     The Notes shall be issuable only in fully registered form without coupons and only in denominations of $100,000 and multiples of $1,000 in excess thereof.
     The Notes shall be executed, authenticated, delivered and dated in accordance with Section 303 of the Existing Indenture.
Section 2.5 Transfer and Exchanges; Restricted Notes Legends
     (a) Certain Transfers and Exchanges. Transfers and exchanges of Notes and beneficial interests in a Global Note of the kinds specified in this Section 2.5(a) shall be made only in accordance with this Section 2.5(a). A Note that is not a Global Note may be transferred, in whole or in part, to a Person who takes delivery in the form of another Note that is not a Global Note as provided in Section 305 of the Existing Indenture, provided that the Trustee shall have received a Restricted Notes Certificate, satisfactory to the Company and duly executed by the transferor Holder or his attorney duly authorized in writing, in which case the transferee Holder shall take delivery in the form of a Restricted Note.
     (b) Restricted Notes Legends. The Notes and their Successor Notes shall bear the Restricted Notes Legend, subject to the following:
     (i) a Note or any portion thereof which is exchanged, upon transfer or otherwise, for a Global Note or any portion thereof shall bear the Restricted Notes Legend borne by such Global Note while represented thereby;
     (ii) a new Note which is not a Global Note and is issued in exchange for another Note (including a Global Note) or any portion thereof, upon transfer or otherwise, shall bear the Restricted Notes Legend borne by such other Note, provided that, if such new Note is required pursuant to Section 2.5(a) to be issued in the form of a Restricted Note, it shall bear the Restricted Notes Legend; and
     (iii) a new Note which does not bear a Restricted Notes Legend may be issued in exchange for or in lieu of a Note (other than a Global Note) or any portion thereof which bears such a legend if, in the judgment of the Company, placing such a legend upon such new Note is not necessary to ensure compliance with the registration requirements of the Securities Act, and the Trustee, at the direction of the Company, shall authenticate and deliver such a new Note as provided in this Article Two.
ARTICLE THREE
MISCELLANEOUS
Section 3.1 Relationship to Existing Indenture
     The Fifth Supplemental Indenture is a supplemental indenture within the meaning of the Existing Indenture. The Existing Indenture, as supplemented and amended by this Fifth Supplemental Indenture, is in all respects ratified, confirmed and approved and, with respect to the Notes, the Existing Indenture, as supplemented and amended by this Fifth Supplemental Indenture, shall be read, taken and construed as one and the same instrument.

Section 3.2 Modification of the Existing Indenture
     Except as expressly modified by this Fifth Supplemental Indenture, the provisions of the Existing Indenture shall govern the terms and conditions of the Notes.
Section 3.3 Governing Law
     This instrument shall be governed by and construed in accordance with the laws of the State of New York.
Section 3.4 Counterparts
     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.
Section 3.5 Trustee Makes No Representation
     The recitals contained herein are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Fifth Supplemental Indenture.

     In Witness Whereof, the parties hereto have caused this Fifth Supplemental Indenture to be duly executed all as of the day and year first above written.

AMERICAN INTERNATIONAL GROUP, INC.
By:	/s/ Robert A. Gender
	Name:	Robert A. Gender
	Title:	Vice President and Treasurer

Attest:

/s/ Kathleen E. Shannon

THE BANK OF NEW YORK, as Trustee
By:	/s/ Geovanni Barris
Name: Geovanni Barris
Title: Vice President

ANNEX A — Form of Restricted
Notes Certificate
RESTRICTED NOTES CERTIFICATE
The Bank of New York
101 Barclay Street, Floor 8 West
New York, New York 10286
Attn: Corporate Trust Administration
Re:	Resetable Floating Rate Notes Due 2057 of American International Group, Inc. (the “Notes”)
     Reference is made to the Indenture, dated as of October 12, 2006, between American International Group, Inc. (the “Company”) and The Bank of New York, as Trustee, as supplemented (the “Indenture”). Terms used herein and defined in the Indenture or in Rule 144A or Rule 144 under the U.S. Securities Act of 1933, as amended (the “Securities Act”), are used herein as so defined.
     This certificate relates to U.S.$                     principal amount of Notes, which are evidenced by the following certificate(s) (the “Specified Securities”):
     CUSIP No(s). 026874 BL0
     CERTIFICATE No(s).
     The person in whose name this certificate is executed below (the “Undersigned”) hereby certifies that (i) it is the sole beneficial owner of the Specified Securities, (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so or (iii) it is the Holder of a Global Note and has received a certification to the effect set forth below. Such beneficial owner or owners are referred to herein collectively as the “Owner”. If the Specified Securities are represented by a Global Note, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Note, they are registered in the name of the Undersigned, as or on behalf of the Owner.
     The Owner has requested that the Specified Securities be transferred to a person (the “Transferee”) who will take delivery in the form of a Restricted Note. In connection with such transfer, the Owner hereby certifies that such transfer is being effected in accordance with Rule 144A or Rule 144 under the Securities Act and all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:
     (1) Rule 144A Transfers. If the transfer is being effected in accordance with Rule 144A:

A-1

     (A) the Specified Securities are being transferred to a person that the Owner and any person acting on its behalf reasonably believe is a “qualified institutional buyer” within the meaning of Rule 144A, acquiring for its own account or for the account of a qualified institutional buyer; and
     (B) the Owner and any person acting on its behalf have taken reasonable steps to ensure that the Transferee is aware that the Owner may be relying on Rule 144A in connection with the transfer; and
     (2) Rule 144 Transfers. If the transfer is being effected pursuant to Rule 144:
the transfer is occurring after a holding period of at least one year (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144.
     This certificate and the statements contained herein are made for your benefit and the benefit of the Company.
Dated:

(Print the name of the Undersigned, as such term is defined in the third paragraph of this certificate.)

By:
Name:
Title:

(If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

A-2

ANNEX B — Form of
Notice (including Exhibit A)
American International Group, Inc.
INSTRUCTION TO DTC PARTICIPANTS
                                         ___, 20___ [Date of Mailing]
[N.B.: Insert date that is 45 days prior to each Interest Reset Date beginning with or following 9/20/08]
URGENT — IMMEDIATE ATTENTION REQUESTED
DEADLINE FOR RESPONSE:                                          ___, 20___ [DATE]
[N.B.: Insert date 30 days prior to Interest Reset Dates beginning with or following 3/20/08]
The Depository Trust Company (“DTC”) has identified you as a DTC Participant through which beneficial interests in the American International Group, Inc. (the “Company”) $500,000,000 Resetable Floating Rate Notes Due September 20, 2057, Cusip No. 026874 BL0 (the “Notes”) are held. Terms used but not defined herein shall have the meanings assigned to them in the Notes.
Pursuant to paragraph 5(a) of the Notes, for as long (but only for as long) as the Notes or any portion thereof are issued in the form of a Global Note, each beneficial owner of the Notes shall have the right to propose a Holder Designated Spread to be the Spread applicable for one or more consecutive Interest Periods (beginning with or following the Interest Period scheduled to begin on September 20, 2008) by notice given to the Trustee not more than 40 days nor fewer than 30 days prior to the Interest Reset Date in respect of such Interest Period. A beneficial owner may give such notice in respect of Notes beneficially owned by it by causing the Agent Member/DTC Participant through which such beneficial owner holds such Notes to provide to the Trustee, on behalf of such beneficial owner, a notice including such beneficial owner’s Holder Designated Spread. Such notice from the Agent Member/DTC Participant must be substantially in the form of Exhibit A attached hereto.
Pursuant to paragraph 6(b) of the Notes, in the event the Spread is not adjusted pursuant to the Holder Spread Adjustment procedure set forth in paragraph 5 of the Notes, each Holder of the Notes may elect to retain all or a portion of its Notes by providing a Hold Notice to the Trustee not later than 20 days prior to such Interest Reset Date. For as long as the Notes are issued in the form of a Global Note, such notice must be given to the Trustee by the Depositary, or its nominee, as Holder of the Notes. In order to facilitate such notice, the Agent Member/DTC Participant must provide, on behalf of beneficial owners, Hold Notice information to the Depositary in accordance with the Depositary’s Applicable Procedures and by providing to the Trustee a notice including such Hold Notice information. Such notice from the Agent Member/DTC Participant must be substantially in the form of Exhibit A attached hereto.

It is important that beneficial owners of the Notes receive a copy of the enclosed materials and that you coordinate with them as soon as possible. The beneficial owners’ rights to propose a Holder Designated Spread and to submit Hold Notice information depend upon your providing the notices described above to the Trustee by                                          ___, 20___ [Deadline For Response]. Please forward a copy of the enclosed materials to each beneficial owner that holds interests in the Notes through you. A separate Notice in the form of Exhibit A should be provided by you to the Trustee for each beneficial owner that holds interests in the Notes through you. If you require more copies of this material or have any questions pertaining to this matter, please contact the Trustee.

American International Group, Inc.
Notice to Beneficial Holders of Holders’ Rights to Provide Holder Designated Spreads and Hold Notices
                                         ___, 20___ [Date]
[N.B.: Not less than 40 days prior to the Interest Reset Date]
URGENT — IMMEDIATE ATTENTION REQUESTED
Reference is hereby made to the American International Group, Inc. (the “Company”) $500,000,000 Resetable Floating Rate Notes Due September 20, 2057, Cusip No. 026874 BL0 (the “Notes”). Terms used but not defined herein shall have the meanings assigned to them in the Notes.
Pursuant to paragraph 5(a) of the Notes, for as long as the Notes or any portion thereof are issued in the form of a Global Note, each beneficial owner of the Notes shall have the right to propose a Holder Designated Spread to be the Spread applicable for one or more consecutive Interest Periods (beginning with or following the Interest Period scheduled to begin on September 20, 2008) by notice given to the Trustee not more than 40 days nor fewer than 30 days prior to the Interest Reset Date in respect of such Interest Period. You, as a beneficial owner, may give such notice in respect of Notes beneficially owned by you by causing the Agent Member/DTC Participant through which you hold such Notes to provide to the Trustee, on your behalf, a notice including your Holder Designated Spread. Such notice from the Agent Member/DTC Participant must be substantially in the form of Exhibit A attached hereto.
Pursuant to paragraph 6(b) of the Notes, in the event the Spread is not adjusted pursuant to the Holder Spread Adjustment procedure set forth in paragraph 5 of the Notes, each Holder of the Notes may elect to retain all or a portion of its Notes by providing a Hold Notice to the Trustee not later than 20 days prior to such Interest Reset Date. For as long as the Notes are issued in the form of a Global Note, such notice must be given to the Trustee by the Depositary, or its nominee, as Holder of the Notes. In order to facilitate such notice, the Agent Member/DTC Participant must provide, on your behalf, Hold Notice information to the Depositary in accordance with the Depositary’s Applicable Procedures and by providing to the Trustee a notice including your Hold Notice information. Such notice from the Agent Member/DTC Participant must be substantially in the form of Exhibit A attached hereto.
If you, as a beneficial owner of Notes, wish to provide a Holder Designated Spread and/or Hold Notice information, it is important that you forward such information to the Agent Member/DTC Participant through which you hold such Notes as soon as possible and request that such Agent Member/DTC Participant submit a notice in the form of Exhibit A on your behalf. Your rights to propose a Holder Designated Spread and to submit Hold Notice information depend upon the Agent Member/DTC Participant

providing the notices described above to the Trustee on your behalf by                                               , 20      [Deadline For Response]. Please provide to your Agent Member/DTC Participant the information that it will need to complete Exhibit A on your behalf. Do not forward Exhibit A directly to the Trustee as Exhibit A must be forwarded by your Agent Member/DTC Participant. If you have any questions pertaining to this matter, please contact your Agent Member/DTC Participant.

Exhibit A
FORM OF LETTER FROM AGENT MEMBERS
The Bank of New York,
As Trustee
101 Barclay Street, Floor 8 West
New York, New York 10286
The Depository Trust Company
55 Water Street
New York, New York 10041
Ladies and Gentlemen:
Reference is made to the note (Cusip No. 026874 BL0) registered in the name of Cede & Co. as nominee of the Depository Trust Company (“DTC”), representing $500,000,000 stated principal amount of Resetable Floating Rate Notes due December 19, 2057 (the “Notes”) of American International Group, Inc., a Delaware corporation (the “Company”).
The undersigned hereby confirms that it is a DTC participant (DTC Participant No.                      ) and that $                      in aggregate outstanding Stated Principal Amount of the Notes is held through the undersigned. The undersigned acknowledges that the Company, the Calculation Agent, the Trustee and others will rely upon the information contained herein.
This letter relates to                                         ** stated principal amount of the Notes held by us on behalf of the beneficial owner of such Notes.
On behalf of and upon the instructions of the beneficial owner of such Notes, the undersigned hereby provides the following information pursuant to paragraphs 5 and 6 of the Notes:
The beneficial owner wishes to propose a Holder Designated Spread. Yes ___** No ___**
If yes, proposed Holder Designated Spread: ___** per cent. ( ___** basis points)
If yes, proposed number of Interest Periods for which Holder Designated Spread is to apply:

The beneficial owner wishes to deliver a Hold Notice. Yes ___** No ___**
If yes, principal amount for which Hold Notice is applicable: __________**

Very truly yours, [Name of DTC Participant]
By:
Title:
Date:

**	Denotes information to be provided by the beneficial owner to the Agent Member.

AMERICAN INTERNATIONAL GROUP, INC.

Sixth Supplemental
Indenture
Dated as of February 26, 2008

(Supplemental to Indenture Dated as of October 12, 2006)

THE BANK OF NEW YORK,
as Trustee

     SIXTH SUPPLEMENTAL INDENTURE, dated as of February 26, 2008 (the “Sixth Supplemental Indenture”), between American International Group, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company”), and The Bank of New York, a New York banking corporation, as trustee (herein called “Trustee”).
RECITALS:
     WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture, dated as of October 12, 2006 (the “Base Indenture”, and as supplemented by the Fourth Supplemental Indenture, dated as of April 18, 2007, the “Existing Indenture”) (the Existing Indenture, as the same may be amended or supplemented from time to time, including by this Sixth Supplemental Indenture, the “Indenture”), providing for the issuance from time to time of the Company’s unsecured debentures, notes or other evidences of indebtedness (herein and therein called the “Securities”), to be issued in one or more series as provided in the Base Indenture, the First Supplemental Indenture, dated as of December 19, 2006, to the Base Indenture, establishing a series of Securities under the Base Indenture, the Second Supplemental Indenture, dated as of January 18, 2007, to the Base Indenture, amending the redemption provisions of the Base Indenture in connection with a specific issuance of securities, the Third Supplemental Indenture, dated as of March 23, 2007, to the Base Indenture, amending the redemption provisions of the Base Indenture in connection with a specific issuance of securities, the Fourth Supplemental Indenture, dated as of April 18, 2007, to the Base Indenture, amending the redemption provisions of the Base Indenture in connection with all further issuances of securities, and the Fifth Supplemental Indenture, dated as of September 20, 2007, to the Base Indenture, establishing a series of Securities under the Base Indenture;
     WHEREAS, pursuant to resolutions of (i) the Board of Directors of the Company adopted at a meeting duly called on March 14, 2007 and (ii) the Finance Committee of the Board of Directors of the Company adopted at a meeting duly called on October 10, 2007, the Company duly authorized the issuance of $130,000,000 in aggregate principal amount of its Medium-Term Notes, Series AIG-FP, Principal Protected Notes Linked to the Performance of a Basket of Asian Currencies Due February 4, 2009, identified by CUSIP No. 026874842 (the “Notes”);
     WHEREAS, the Notes have been established as a series under the Existing Indenture and were issued on January 23, 2008 (the “Outstanding Notes”);
     WHEREAS, Section 901(9) of the Existing Indenture permits the Company and the Trustee to enter into an indenture supplemental to the Existing Indenture to cure any ambiguity, to correct or supplement any provision in the Existing Indenture which may be defective or inconsistent with any other provision therein, or to make any other provisions with respect to matters or questions arising under the Existing Indenture, provided that such action pursuant to Section 901(9) shall not adversely affect the interests of the Holders of Securities of any series in any material respect;

     WHEREAS, a typographical error has been discovered in the original global certificate representing the Outstanding Notes, executed and authenticated on January 23, 2008, which error requires correction, and the Company has determined that said correction shall not adversely affect the interests of the Holders of the Notes or of any other series of Securities in any material respect;
     WHEREAS, Section 906 of the Existing Indenture provides that, if the Company shall so determine, new Securities of any series of Securities so modified as to conform, in the opinion of the Trustee and the Company, to any indenture supplemental to the Existing Indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series;
     WHEREAS, the Company has duly authorized the execution and delivery of this Sixth Supplemental Indenture to establish the corrected form and terms of the Notes, which corrected form and terms of the Notes shall be executed and delivered by the Company and authenticated and delivered by the Trustee in exchange for the Outstanding Notes; and
     WHEREAS, all things necessary to make this Sixth Supplemental Indenture a valid agreement according to its terms have been done;
     NOW, THEREFORE, THIS SIXTH SUPPLEMENTAL INDENTURE WITNESSETH:
     For and in consideration of the premises and the purchase of the Notes by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows:
ARTICLE ONE
DEFINITIONS AND OTHER PROVISIONS
OF GENERAL APPLICATION
Section 1.1 Relation to Existing Indenture
     This Sixth Supplemental Indenture constitutes a part of the Existing Indenture (the provisions of which, as modified by this Sixth Supplemental Indenture, shall apply to the Notes) in respect of the Notes but shall not modify, amend or otherwise affect the Existing Indenture insofar as it relates to any other series of Securities or affect in any manner the terms and conditions of the Securities of any other series.
Section 1.2 Definitions
     For all purposes of this Sixth Supplemental Indenture, the capitalized terms used herein (i) which are defined in this Section 1.2 have the respective meanings assigned hereto in this Section 1.2, and (ii) which are defined in the Existing Indenture (and which are not defined in this Section 1.2) have the respective meanings assigned thereto in the Existing Indenture. For all purposes of this Sixth Supplemental Indenture:
     1.2.1 All references herein to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of this Sixth Supplemental Indenture;
     1.2.2 The terms “herein”, “hereof”, and “hereunder” and words of similar import refer to this Sixth Supplemental Indenture; and
     1.2.3 The following terms, as used herein, have the following meanings:
     “Base Indenture” has the meaning set forth in the first recital of this Sixth Supplemental Indenture.
     “Company” has the meaning set forth in the introductory paragraph of this Sixth Supplemental Indenture.
     “Depositary” means, with respect to Notes issuable or issued in whole or in part in the form of one or more Global Notes, The Depository Trust Company, for so long as it shall be a clearing agency registered under the Exchange Act, or such successor (which shall be a clearing agency registered under the Exchange Act) as the Company shall designate from time to time in an Officers’ Certificate delivered to the Trustee.
     “Existing Indenture” has the meaning set forth in the first recital of this Sixth Supplemental Indenture.
     “Global Note” means a Note that evidences all or part of the Notes and bears the legend specified in Section 2.2.
     “Indenture” has the meaning set forth in the first recital of this Sixth Supplemental Indenture.
     “Notes” has the meaning set forth in the second recital of this Sixth Supplemental Indenture.
     “Outstanding Notes” has the meaning set forth in the third recital of this Sixth Supplemental Indenture.
     “Securities” has the meaning set forth in the first recital of this Sixth Supplemental Indenture.
     “Sixth Supplemental Indenture” has the meaning set forth in the introductory paragraph hereof.

ARTICLE TWO
GENERAL TERMS AND CONDITIONS OF THE NOTES
Section 2.1 Forms of Notes Generally
     The Notes as corrected by this Sixth Supplemental Indenture shall be in substantially the form set forth in this Article with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange, or as may, consistent with the Indenture, be determined by the officers executing such Notes, as evidenced by their execution of such Notes.
     The Trustee’s certificate of authentication shall be in substantially the form set forth in the form of the Notes set forth in this Article.
     Upon their execution by the Company and authentication by the Trustee, the Notes in the form contemplated by this Sixth Supplemental Indenture shall be issued in exchange for the Outstanding Notes, in the form of a Global Note registered in the name of the Depositary or its nominee, and deposited with the Trustee, as custodian for the Depositary, for credit by the Depositary to the respective accounts of beneficial owners of the Notes represented thereby (or such other accounts as they may direct). The Global Note will constitute a single Security for all purposes of the Indenture.
Section 2.2 Form of the Notes
AMERICAN INTERNATIONAL GROUP, INC.
MEDIUM-TERM NOTES, SERIES AIG-FP
PRINCIPAL PROTECTED NOTES LINKED TO THE PERFORMANCE OF A BASKET
OF ASIAN CURRENCIES DUE FEBRUARY 4, 2009
     THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.
     UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK

CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

No. R-2
CUSIP No.: 026874842	PRINCIPAL AMOUNT: $130,000,000

ORIGINAL ISSUE DATE:	MATURITY DATE:	BASKET COMPONENTS:
January 23, 2008	February 4, 2009	Malaysian ringgit, Indonesian rupiah and South Korean won

PARTICIPATION RATE:	STARTING VALUE OF THE BASKET:	DENOMINATIONS:
105%	100	Integral multiples of $10 (each, a “Unit”)

CALCULATION AGENT:	SPECIFIED CURRENCY:	DEFAULT RATE:
AIG Financial Products Corp.	United States dollars	The then-current Federal Funds Rate, as defined under “General” below, reset daily
     AMERICAN INTERNATIONAL GROUP, INC., a corporation duly organized and existing under the laws of Delaware (herein called the “Company”, which term includes any successor corporation under the Indenture herein referred to), for value received, hereby promises to pay to CEDE & CO., or its registered assigns, the Principal Amount plus the Supplemental Redemption Amount (as defined below) on the Maturity Date set forth above.
     Payment or delivery of the Principal Amount plus the Supplemental Redemption Amount, if any, and any interest on any overdue amount thereof with respect to this Security, shall be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.
Payment at Maturity Date
     On the Maturity Date, a Holder shall receive a cash payment equal to the Principal Amount plus the Supplemental Redemption Amount, if any. If the Maturity Date is not a New York Business Day, then payment in respect of this Security will be made on the next succeeding New York Business Day, with no adjustment to such payment on account thereof.

     The “Supplemental Redemption Amount” with respect to this Security shall be denominated in United States dollars, shall be determined by the Calculation Agent and shall equal:
     (a) If the Ending Value is greater than the Starting Value:

$10 x	(	Ending Value-Starting Value	)	x Participation Rate; and
Starting Value
     (b) If the Ending Value is equal to or less than the Starting Value, $0.
     The “Basket” means a basket of the Malaysian ringgit, the Indonesian rupiah and the South Korean won (each a “Basket Component”).
     The “Ending Value” shall equal the value of the Basket on the Valuation Date, as determined by the Calculation Agent as the sum of the products of (i) the Multiplier of each Basket Component times (ii) the then-current Exchange Rate for such Basket Component, multiplied by 100 and rounded to two decimal places.
     “Exchange Rate,” as of any date, means (i) for the Malaysian ringgit, the currency exchange rate in the interbank market quoted as the number of United States dollars for which one Malaysian ringgit can be exchanged as the inverse of (1.0 divided by) the value reported by Reuters on page ABSIRFIX01, or any substitute page thereto, at approximately 11:00 a.m. in Singapore; (ii) for the Indonesian rupiah, the currency exchange rate in the interbank market quoted as the number of United States dollars for which one Indonesian rupiah can be exchanged as the inverse of the value reported by Reuters on page ABSIRFIX01, or any substitute page thereto, at approximately 11:00 a.m. in Singapore; and (iii) for the South Korean won will be the currency exchange rate in the interbank market quoted as the number of United States dollars for which one South Korean won can be exchanged as the inverse of the value reported by Reuters on page KFTC18, or any substitute page thereto, at approximately 1:30 a.m. in New York City.
     If the currency exchange rates are not so quoted or on any substitute page thereto, then the Exchange Rates shall equal the inverse of the noon buying rate in New York for cable transfers in foreign currencies as announced by the Federal Reserve Bank of New York for customs purposes (the “Noon Buying Rate”). If the Noon Buying Rate is not announced on such date, then the Exchange Rates shall be calculated on the basis of the arithmetic mean of the applicable spot quotations received by the Calculation Agent at approximately 10:00 a.m., New York City time, on the relevant date for the purchase or sale for deposits in the relevant currencies by the London offices of three leading banks engaged in the interbank market (selected in the sole discretion of the Calculation Agent) (the “Reference Banks”). If fewer than three Reference Banks provide such spot quotations, then the Exchange Rates shall be calculated on the basis of the arithmetic mean of the applicable spot quotations received by the Calculation Agent at approximately 10:00 a.m., New York City time, on the relevant date from two leading commercial banks in New York (selected in the sole discretion of the Calculation Agent), for the purchase or sale for deposits in the relevant currencies. If these spot quotations are available from only one bank, then the Calculation Agent, in its sole discretion, shall determine which quotation is available and reasonable to be used. If no such spot quotation is available, then the Exchange Rates shall be the rate the Calculation Agent, in its sole discretion, determines to be fair and reasonable under the circumstances at approximately 10:00 a.m., New York City time, on the relevant date.
     The “Multiplier” means with respect to (i) the Malaysian ringgit, 1.0857; (ii) the Indonesian rupiah, 3144.0430; and (iii) the South Korean won, 311.7636.
     “New York Business Day” means any day other than (i) a Saturday or Sunday, (ii) a day on which banking institutions generally in the City of New York are authorized or obligated by law, regulation or executive order to close or (iii) day on which banks in the City of New York are not open for dealing in foreign exchange and foreign currency deposits.
     The “Valuation Date” means the fifth New York Business Day immediately prior to the Maturity Date.
     All determinations made by the Calculation Agent, absent a determination of a manifest error, shall be conclusive for all purposes and binding on the Company and the Holders and beneficial owners of this Security.
General
     This Security is one of a duly authorized issue of securities of the Company, issued and to be issued in one or more series under an Indenture, dated as of October 12, 2006 (herein called the “Indenture”), between the Company and The Bank of New York, as trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof (herein called the “Securities”), which is limited in aggregate principal amount to $130,000,000.
     The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.
     If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture; the amount payable to the Holder of this Security upon any acceleration so provided in the Indenture, with respect to each $10 principal amount per Unit, will be equal to the sum of the $10 principal amount per Unit plus the Supplemental Redemption Amount, if any, calculated as though the date of acceleration were the Valuation Date of the Securities of this series. Payment in respect of such acceleration will be made five New York Business Days after the deemed Valuation Date.

     In case of default in payment of this Security, whether on the Maturity Date or upon acceleration, from and after that date this Security will bear interest, payable upon demand of the Holder, at the then-current Federal Funds Rate (determined as described below), reset daily, to the extent that payment of such interest shall be legally enforceable, on the unpaid amount due and payable on that date in accordance with the terms of this Security to the date payment of that amount has been made or duly provided for.
     Determination of Federal Funds Rate. The Federal Funds Rate shall equal the rate, on the Federal Funds Interest Determination Date (as defined below), for U.S. dollar federal funds, displayed on Reuters or any successor service on page FEDFUNDS1 under the heading “EFFECT” or any other page as may replace page FEDFUNDS1 on that service (“Reuters Page FEDFUNDS1”). If the Federal Funds Rate cannot be determined in this manner, the following procedures will apply in determining the Federal Funds Rate:
     (a) If the rate described above is not displayed on the Reuters Page FEDFUNDS1 at 3:00 P.M., New York City time, on the Calculation Date corresponding to such Federal Funds Interest Determination Date (unless the calculation is made earlier and the rate is available from that source at that time), then the Federal Funds Rate will be the rate, for such Federal Funds Interest Determination Date, described above as published in H.15 Daily Update, or another recognized electronic source used for displaying that rate, under the heading “Federal Funds (Effective)”.
     (b) If the rate described in (a) is not displayed on the Reuters Page FEDFUNDS1 and does not appear in H.15(519), H.15 Daily Update or another recognized electronic source by 3:00 P.M., New York City time, on such Calculation Date (unless the calculation is made earlier and the rate is available from one of those sources at that time), the Federal Funds Rate will be the arithmetic mean of the rates for the last transaction in overnight, U.S. dollar federal funds arranged, before 9:00 A.M., New York City time, on such Federal Funds Interest Determination Date, by three leading brokers of U.S. dollar federal funds transactions in New York City selected by the Calculation Agent.
     (c) If fewer than three brokers selected by the Calculation Agent are quoting as described in (b), the Federal Funds Rate in effect for a reset date will be the Federal Funds Rate in effect for the prior reset date.
     “Federal Funds Interest Determination Date” means, in relation to a particular date, the first New York Business Day immediately preceding such date. The “Calculation Date” pertaining to any Federal Funds Interest Determination Date, as the case may be, shall be the earlier of (i) the tenth calendar day after such Federal Fund Interest Determination Date or, if any such day is not a New York Business Day, the next succeeding New York Business Day, and (ii) the New York Business Day immediately preceding the day on which the payment of interest will be due.
     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.
     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.
     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.
     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
     The Securities of this series are issuable only in registered form without coupons in denominations of $10 and any integral multiples of $10 thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.
     All percentages resulting from any calculation on this Security shall be rounded to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards. For example, 9.876545% (or .09876545) would be rounded to 9.87655%

(or .0987655). All dollar amounts used in or resulting from any calculation shall be rounded to the nearest cent with one-half cent being rounded upward.
     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.
     Unless the certificate of authentication has been executed by the Trustee referred to on the reverse hereof, by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.
Dated:                     , 2008

AMERICAN INTERNATIONAL GROUP, INC.
By:
Name:
Title:

Attest:
Name:
Title:

Dated:                     , 2008
TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK, as Trustee
By:
Authorized Signatory

ASSIGNMENT/TRANSFER FORM
FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

the within Security and all rights thereunder, hereby irrevocably constituting and appointing attorney
to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.
ARTICLE THREE
MISCELLANEOUS
Section 3.1 Relationship to Existing Indenture
     The Sixth Supplemental Indenture is a supplemental indenture within the meaning of the Existing Indenture. The Existing Indenture, as supplemented and amended by this Sixth Supplemental Indenture, is in all respects ratified, confirmed and approved and, with respect to the Notes, the Existing Indenture, as supplemented and amended by this Sixth Supplemental Indenture, shall be read, taken and construed as one and the same instrument.

Section 3.2 Modification of the Existing Indenture
     Except as expressly modified by this Sixth Supplemental Indenture, the provisions of the Existing Indenture shall govern the terms and conditions of the Notes.
Section 3.3 Governing Law
     This instrument shall be governed by and construed in accordance with the laws of the State of New York.
Section 3.4 Counterparts
     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.
Section 3.5 Trustee Makes No Representation
     The recitals contained herein are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Sixth Supplemental Indenture.

     In Witness Whereof, the parties hereto have caused this Sixth Supplemental Indenture to be duly executed all as of the day and year first above written.

AMERICAN INTERNATIONAL GROUP, INC.
By:	/s/ Robert A. Gender
	Name:	Robert A. Gender
	Title:	Vice President and Treasurer

Attest:	/s/ Elizabeth M. Tuck
	Name:	Elizabeth M. Tuck
	Title:	Assistant Secretary

THE BANK OF NEW YORK, as Trustee
By:	/s/ Sherma Thomas
	Name:	Sherma Thomas
	Title:	Assistant Treasurer

Attest:	/s/ Timothy Casey
	Name:	Timothy Casey
	Title:	Assistant Treasurer

AMERICAN INTERNATIONAL GROUP, INC.

Seventh Supplemental
Indenture
Dated as of August 18, 2008

(Supplemental to Indenture Dated as of October 12, 2006)

THE BANK OF NEW YORK MELLON,
as Trustee

     SEVENTH SUPPLEMENTAL INDENTURE, dated as of August 18, 2008 (the “Seventh Supplemental Indenture”), between American International Group, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company”), and The Bank of New York Mellon, a New York banking corporation, as Trustee (herein called “Trustee”);
R E C I T A L S:
     WHEREAS, the Company has heretofore executed and delivered to The Bank of New York Mellon, as trustee, an Indenture, dated as of October 12, 2006 (the “Base Indenture”, and as supplemented by the Fourth Supplemental Indenture, dated as of April 18, 2007, the “Existing Indenture”) (the Existing Indenture, as the same may be amended or supplemented from time to time, including by this Seventh Supplemental Indenture, the “Indenture”), providing for the issuance from time to time of the Company’s unsecured debentures, notes or other evidences of indebtedness (herein and therein called the “Securities”), to be issued in one or more series as provided in the Indenture, the First Supplemental Indenture, dated as of December 19, 2006, the Second Supplemental Indenture, dated as of January 18, 2007, the Third Supplemental Indenture, dated as of March 23, 2007, the Fourth Supplemental Indenture, dated as of April 18, 2007, the Fifth Supplemental Indenture, dated as of September 20, 2007, and the Sixth Supplemental Indenture, dated as of February 26, 2008, to the Base Indenture;
     WHEREAS, Section 901 of the Existing Indenture permits the Company and the Trustee to enter into an indenture supplemental to the Existing Indenture to provide for the issuance of, and establish the form and terms of, additional series of Securities;
     WHEREAS, Sections 201, 301 and 901 of the Existing Indenture permit the form of Securities of each additional series of Securities to be established pursuant to an indenture supplemental to the Existing Indenture;
     WHEREAS, Section 301 of the Existing Indenture permits the terms of any additional series of Securities to be established pursuant to an indenture supplemental to the Existing Indenture;
     WHEREAS, the Company has authorized the issuance of $3,250,000,000 in aggregate principal amount of its 8.250% Notes due 2018 (the “Notes”);
     WHEREAS, the Notes will be established as a series of Securities under the Indenture;
     WHEREAS, the Company has duly authorized the execution and delivery of this Seventh Supplemental Indenture to establish the form and terms of the Notes; and

     WHEREAS, all things necessary to make this Seventh Supplemental Indenture a valid agreement according to its terms have been done;
     NOW, THEREFORE, THIS SEVENTH SUPPLEMENTAL INDENTURE WITNESSETH:
     For and in consideration of the premises and the purchase of the Notes by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows:
ARTICLE ONE
DEFINITIONS AND OTHER PROVISIONS
OF GENERAL APPLICATION
Section 1.1 Relation to Existing Indenture
     This Seventh Supplemental Indenture constitutes a part of the Existing Indenture (the provisions of which, as modified by this Seventh Supplemental Indenture, shall apply to the Notes) in respect of the Notes but shall not modify, amend or otherwise affect the Existing Indenture insofar as it relates to any other series of Securities or affects in any manner the terms and conditions of the Securities of any other series.
Section 1.2 Definitions
     For all purposes of this Seventh Supplemental Indenture, the capitalized terms used herein (i) which are defined in this Section 1.2 have the respective meanings assigned hereto in this Section 1.2, and (ii) which are defined in the Existing Indenture (and which are not defined in this Section 1.2) have the respective meanings assigned thereto in the Existing Indenture. For all purposes of this Seventh Supplemental Indenture:
     1.2.1 All references herein to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of this Seventh Supplemental Indenture;
     1.2.2 The terms “herein”, “hereof”, and “hereunder” and words of similar import refer to this Seventh Supplemental Indenture; and
     1.2.3 The following terms, as used herein, have the following meanings:
     “Adjusted Treasury Rate” has the meaning specified in the form of Note contained in Section 2.3.
     “Agent Member” means any member of, or participant in, the Depositary.

     “Applicable Procedures” means, with respect to any transfer or transaction involving a Global Note or beneficial interest therein, the rules and procedures of the Depositary for such Note, to the extent applicable to such transaction and as in effect at the time of such transfer or transaction.
     “Base Indenture” has the meaning set forth in the recitals of this Seventh Supplemental Indenture.
     “Clearstream” means Clearstream Banking, société anonyme, Luxembourg (or any successor securities clearing agency).
     “Closing Date” means August 18, 2008.
     “Code” means the Internal Revenue Code of 1986, as amended.
     “Company” has the meaning set forth in the introductory paragraph of this Seventh Supplemental Indenture.
     “Comparable Treasury Issue” has the meaning specified in the form of Note contained in Section 2.3.
     “Comparable Treasury Price” has the meaning specified in the form of Note contained in Section 2.3.
     “Depositary” means, with respect to Notes issuable or issued in whole or in part in the form of one or more Global Notes, DTC, for so long as it shall be a clearing agency registered under the Exchange Act, or such successor (which shall be a clearing agency registered under the Exchange Act) as the Company shall designate from time to time in an Officers’ Certificate delivered to the Trustee.
     “DTC” means The Depository Trust Company.
     “ERISA” means The Employee Retirement Income Security Act of 1974, as amended from time to time.
     “Euroclear” means the Euroclear Bank S.A./N.V. (or any successor securities clearing agency), as operator of the Euroclear system.
     “Exchange Notes” means the notes issued pursuant to the Exchange Offer and their Successor Notes. The Exchange Notes shall be deemed part of the same series as the Original Notes for which they are exchanged.
     “Exchange Offer” has the meaning specified in the form of Note contained in Section 2.2.
     “Exchange Offer Registration Statement” has the meaning specified in the form of Note contained in Section 2.2.

     “Existing Indenture” has the meaning set forth in the recitals of this Seventh Supplemental Indenture.
     “Global Note” means a Note that evidences all or part of the Notes and bears the legend specified in Section 2.2. The Restricted Global Note, the Regulation S Global Note and the Unrestricted Global Note representing the Notes shall each be a Global Note.
     “Initial Purchasers” means Credit Suisse Securities (USA) LLC, Morgan Stanley & Co. Incorporated, Greenwich Capital Markets, Inc., UBS Securities LLC, BNP Paribas Securities Corp., Daiwa Securities America Inc., KeyBanc Capital Markets Inc., Mitsubishi UFJ Securities International plc, Mizuho Securities USA Inc. and Santander Investment Securities Inc.
     “Indenture” has the meaning set forth in the recitals of this Seventh Supplemental Indenture.
     “Interest Payment Date” has the meaning specified in the form of Note contained in Section 2.2.
     “Issue Date” has the meaning specified in the form of Note contained in Section 2.2.
     “Notes” has the meaning stated in the recitals of this Seventh Supplemental Indenture.
     “Original Notes” means all Notes other than Exchange Notes and Unrestricted Notes.
     “Primary Treasury Dealer” has the meaning specified in the form of Note contained in Section 2.3.
     “Quotation Agent” has the meaning specified in the form of Note contained in Section 2.3.
     “Reference Treasury Dealer” has the meaning specified in the form of Note contained in Section 2.3.
     “Reference Treasury Dealer Quotations” has the meaning specified in the form of Note contained in Section 2.3.
     “Registration Default” has the meaning specified in the form of Note contained in Section 2.2.
     “Registration Default Period” has the meaning specified in the form of Note contained in Section 2.2.

     “Registration Rights Agreement” has the meaning specified in the form of Note contained in Section 2.2.
     “Regular Record Date” has the meaning specified in the form of Note contained in Section 2.2.
     “Regulation S” means Regulation S under the Securities Act (or any successor provision), as it may be amended from time to time.
     “Regulation S Global Note” has the meaning specified in Section 2.1.
     “Regulation S Legend” means a legend substantially in the form of the legend required in the form of Note set forth in Section 2.2 to be placed upon each Regulation S Note.
     “Regulation S Notes” means all Notes required pursuant to Section 2.6(b) to bear a Regulation S Legend. Such term includes the Regulation S Global Note.
     “Restricted Global Note” has the meaning specified in Section 2.1.
     “Restricted Note” means all Notes required pursuant to Section 2.6(b) to bear any Restricted Notes Legend. Such term includes the Restricted Global Note.
     “Restricted Notes Certificate” means a certificate substantially in the form set forth in Annex A.
     “Restricted Notes Legend” means a legend substantially in form of the legend required in the form of Note set forth in Section 2.2 to be placed upon each Restricted Note.
     “Restricted Period” means the period of 41 consecutive days beginning on the later of (i) the day on which the Notes are first offered to persons other than distributors (as defined in Regulation S) in reliance on Regulation S and (ii) the Closing Date, except that any offer or sale by a distributor (as defined in Regulation S) of an unsold allotment shall be deemed to be made during the Restricted Period.
     “Rule 144A” means Rule 144A under the Securities Act (including any successor rule thereto), as the same may be amended from time to time.
     “Rule 144A Notes” means all Notes initially sold by the Initial Purchasers in reliance on Rule 144A.
     “Securities” has the meaning specified in the recitals of this Seventh Supplemental Indenture.
     “Securities Act” means the Securities Act of 1933, as amended from time to time.

     “Securities Act Legend” means the Restricted Notes Legend and/or the Regulation S Legend.
     “Seventh Supplemental Indenture” has the meaning set forth in the introductory paragraph hereof.
     “Shelf Registration Statement” has the meaning specified in the form of Note contained in Section 2.2.
     “Special Interest” has the meaning specified in the form of Note contained in Section 2.2.
     “Successor Note” of any particular Note means every Note issued after, and evidencing all or a portion of the same debt as that evidenced by, such particular Note; and, for the purposes of this definition, any Exchange Note issued in exchange for an Original Note shall be deemed a successor Note of such Original Note and any Note authenticated and delivered under Section 304, 305, 306 or 906 of the Existing Indenture in exchange for or in lieu of a Note shall be deemed to evidence the same debt as the particular Note.
     “Trustee” has the meaning set forth in the introductory paragraph of this Seventh Supplemental Indenture.
     “Unrestricted Global Note” means a Global Note that does not contain a Securities Act Legend. On the Closing Date, the Unrestricted Global Note will have an initial principal amount of zero.
     “Unrestricted Note” means any Note represented by the Unrestricted Global Note.
     “Unrestricted Notes Certificate” means a certificate substantially in the form set forth in Annex B.
ARTICLE TWO
GENERAL TERMS AND CONDITIONS OF THE NOTES
Section 2.1 Forms of Notes Generally
     The Notes shall be in substantially the forms set forth in this Article with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Existing Indenture and this Seventh Supplemental Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange, or as may, consistent with the Existing Indenture and this Seventh

Supplemental Indenture, be determined by the officers executing such Notes, as evidenced by their execution of such Notes.
     The Trustee’s certificate of authentication shall be in substantially the form set forth in Section 2.4.
     Upon their original issuance, the Rule 144A Notes and the Regulation S Notes shall be issued in the form of separate Global Notes registered in the name of the Depositary or its nominee and deposited with the Trustee, as custodian for the Depositary, for credit by the Depositary to the respective accounts of beneficial owners of the Notes represented thereby (or such other accounts as they may direct). Each such Global Note will constitute a single Security for all purposes of the Indenture. The Global Notes representing Rule 144A Notes, together with their Successor Notes which are Global Notes other than Regulation S Global Notes or Unrestricted Global Notes, are collectively herein called the “Restricted Global Note.” The Global Notes representing Regulation S Notes, together with their Successor Notes which are Global Notes other than Restricted Global Notes or Unrestricted Global Notes, are collectively herein called the “Regulation S Global Notes.”
Section 2.2 Form of Face of the Notes
     THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS NOTE IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY.
     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, TO AMERICAN INTERNATIONAL GROUP, INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CEDE & CO. (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
     [INCLUDE IF NOTE IS A RESTRICTED NOTE – THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED

(THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.
     THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) (1) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT ACQUIRING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ONE OR MORE QUALIFIED INSTITUTIONAL BUYERS IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER OR (3) OUTSIDE THE UNITED STATES TO PERSONS OTHER THAN U.S. PERSONS, PURSUANT TO THE TERMS AND CONDITIONS OF REGULATION S UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS.
     EACH PURCHASER AND TRANSFEREE OF THIS NOTE BY ITS ACCEPTANCE HEREOF REPRESENTS THAT EITHER (A) IT IS NOT ACQUIRING THE NOTES WITH THE ASSETS OF (1) ANY “EMPLOYEE BENEFIT PLAN” (SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)), INDIVIDUAL RETIREMENT ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” WITHIN THE MEANING OF ERISA BY REASON OF THE INVESTMENT BY SUCH PLANS OR ACCOUNTS THEREIN OR (2) ANY GOVERNMENTAL OR NON-U.S. PLAN SUBJECT TO ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF THE CODE OR ERISA (COLLECTIVELY, “SIMILAR LAWS”) OR (B) THE ACQUISITION AND HOLDING OF SUCH NOTE DOES NOT CONSTITUTE A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA, THE CODE, OR ANY SIMILAR LAWS. SUCH HOLDER FURTHER REPRESENTS AND COVENANTS THAT THROUGHOUT THE PERIOD IT HOLDS NOTES, THE FOREGOING REPRESENTATIONS SHALL BE TRUE.
     THIS NOTE AND ANY RELATED DOCUMENTATION MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME TO MODIFY THE RESTRICTIONS ON RESALES AND OTHER TRANSFERS OF THIS NOTE TO REFLECT ANY CHANGE IN APPLICABLE LAW OR REGULATION (OR THE INTERPRETATION THEREOF) OR IN PRACTICES RELATING TO THE RESALE

OR TRANSFER OF RESTRICTED SECURITIES GENERALLY. THE HOLDER OF THIS NOTE SHALL BE DEEMED BY THE ACCEPTANCE OF THIS NOTE TO HAVE AGREED TO ANY SUCH AMENDMENT OR SUPPLEMENT.]
     [INCLUDE IF NOTE IS A REGULATION S NOTE – THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, PRIOR TO THE EXPIRATION OF FORTY DAYS FROM THE LATER OF (1) THE DATE ON WHICH THESE NOTES WERE FIRST OFFERED AND (2) THE DATE OF ISSUANCE OF THESE NOTES, MAY NOT BE OFFERED, SOLD OR DELIVERED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON EXCEPT (A) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) PURCHASING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF ONE OR MORE OTHER QUALIFIED INSTITUTIONAL BUYERS IN ACCORDANCE WITH RULE 144A, OR (B) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR 904 OF REGULATION S. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE ISSUER THAT IT WILL NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO ABOVE.
     EACH PURCHASER AND TRANSFEREE OF THIS NOTE BY ITS ACCEPTANCE HEREOF REPRESENTS THAT EITHER (A) IT IS NOT ACQUIRING THE NOTES WITH THE ASSETS OF (1) ANY “EMPLOYEE BENEFIT PLAN” (SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)), INDIVIDUAL RETIREMENT ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” WITHIN THE MEANING OF ERISA BY REASON OF THE INVESTMENT BY SUCH PLANS OR ACCOUNTS THEREIN OR (2) ANY GOVERNMENTAL OR NON-U.S. PLAN SUBJECT TO ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF THE CODE OR ERISA (COLLECTIVELY, “SIMILAR LAWS”) OR (B) THE ACQUISITION AND HOLDING OF SUCH NOTE DOES NOT CONSTITUTE A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA, THE CODE, OR ANY SIMILAR LAWS. SUCH HOLDER FURTHER REPRESENTS AND COVENANTS THAT THROUGHOUT THE PERIOD IT HOLDS NOTES, THE FOREGOING REPRESENTATIONS SHALL BE TRUE.
     THIS NOTE AND ANY RELATED DOCUMENTATION MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME TO MODIFY THE RESTRICTIONS ON RESALES AND OTHER TRANSFERS OF THIS NOTE TO REFLECT ANY CHANGE IN APPLICABLE LAW OR REGULATION (OR THE

INTERPRETATION THEREOF) OR IN PRACTICES RELATING TO THE RESALE OR TRANSFER OF RESTRICTED SECURITIES GENERALLY. THE HOLDER OF THIS NOTE SHALL BE DEEMED BY THE ACCEPTANCE OF THIS NOTE TO HAVE AGREED TO ANY SUCH AMENDMENT OR SUPPLEMENT.]
AMERICAN INTERNATIONAL GROUP, INC.
8.250% NOTE DUE 2018

No.
CUSIP No.: [026874 BU0 (144A)/U02687 CB2 (Reg. S)]	$
     AMERICAN INTERNATIONAL GROUP, INC., a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or its registered assigns, the principal sum of [  ] dollars on August 15, 2018, and to pay interest thereon from August 18, 2008, or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semiannually in arrears on each February 15 and August 15 (each such date, an “Interest Payment Date”), commencing on February 15, 2009 at the rate of 8.250% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall be the January 31 or July 31 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof which shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.
     Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months.
     In the event that an Interest Payment Date is not a Business Day, the Company shall pay interest on the next day that is a Business Day, with the same force and effect as if made on the Interest Payment Date, and without any interest or other payment with respect to the delay. If the Stated Maturity or earlier Redemption Date falls on a day that is not a Business Day, the payment of principal, premium, if any, and interest, if any, need not be made on such date, but may be made on the next succeeding Business Day, with the same force and effect as if made on the Stated Maturity or earlier Redemption Date, provided that no interest shall accrue for the period from and after such Stated Maturity or earlier Redemption Date.
     [INCLUDE IF NOTE IS ORIGINAL NOTE – Pursuant to the Exchange and Registration Rights Agreement, dated as of August 18, 2008 (the “Registration Rights Agreement”), by and among the Company and the Initial Purchasers, the Company has agreed for the benefit of the Holders from time to time of this Note that it will (i) file under the Securities Act, no later than 270 days after the date on which this Note is initially issued (the “Issue Date”), a registration statement (the “Exchange Offer Registration Statement”) relating to an offer to exchange this Note for a new debt security having terms substantially identical to this Note but that is registered under the Securities Act (the “Exchange Offer”), (ii) use its commercially reasonable efforts to cause the Exchange Offer Registration Statement to become effective under the Securities Act no later than 360 days following the Issue Date and (iii) use its commercially reasonable efforts to commence and complete the Exchange Offer promptly, but no later than 30 days after the Exchange Offer Registration Statement has become effective; provided, however, that if on or prior to the time the Exchange Offer is completed, existing interpretations of the Securities and Exchange Commission or the staff thereof are changed such that this Note is not or would not be, upon receipt under the Exchange Offer, transferable by the Holder of this Note (other than a “Restricted Holder” as defined in the Registration Rights Agreement) without restriction under the Securities Act, the Company has agreed to file under the Securities Act no later than 360 days after the Issue Date, a “shelf” registration statement providing for the registration of and the sale on a continuous or delayed basis by the Holder of this Note (such registration statement, the “Shelf Registration Statement”) and to use its commercially reasonable efforts to cause the Shelf Registration Statement to become effective no later than 30 days after the Shelf Registration Statement is filed.
     In the event that (i) the Exchange Offer has not been completed within 390 days after the Issue Date, (ii) a Shelf Registration Statement is required to be filed and is not effective within 390 days of the Issue Date, or (iii) the Exchange Offer Registration Statement or, if applicable, the Shelf Registration Statement is filed and declared effective but shall thereafter either be withdrawn by the Company or shall become subject to a stop order, except as permitted by the Registration Rights Agreement, in each case (i) through (iii) upon the terms and conditions set forth in the Registration Rights Agreement (each such event referred to in clauses (i) through (iii), a “Registration Default” and each period during which a Registration Default has occurred and is continuing, until the earlier of such time as no Registration Default is in effect or the second anniversary of the Issue Date, a “Registration Default Period”), then special interest (“Special Interest”) will accrue (in addition to any stated interest on this Note) at a per annum rate of 0.125% for the first 90 days of the Registration Default Period and shall increase by 0.125% per annum at the end of the 90-day period; provided that in no event shall Special Interest accrue at a rate in excess of 0.25% per annum in the aggregate. In the case of a Registration Default, the Company’s only obligation under the

Registration Rights Agreement is to pay Special Interest. Accrued Special Interest, if any, shall be paid in cash in arrears on each Interest Payment Date for the Notes; and the amount of accrued Special Interest shall be determined on the basis of the number of days actually elapsed.]
     Payment of the principal of and any premium and interest on this Note will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.
     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.
     Dated:

AMERICAN INTERNATIONAL GROUP, INC.

By

[SEAL]
Attest:

Section 2.3 Form of Reverse of the Notes
     This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”), designated as its 8.250% Notes due 2018, issued and to be issued in one or more series under an Indenture, dated as of October 12, 2006, as supplemented by the Fourth Supplemental Indenture, dated as of April 18, 2007, and the Seventh Supplemental Indenture, dated as of August 18, 2008 (as so supplemented, the “Indenture,” which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York Mellon, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof.
     The Notes of this series are subject to redemption at any time, in whole or in part, at the election of the Company, upon not less than 30 nor more than 60 days’ notice given as provided in the Indenture, at a Redemption Price equal to the greater of (i) 100% of the principal amount, together with accrued interest to the Redemption Date, and (ii) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the Redemption Date) discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate plus 65 basis points, plus accrued interest to the Redemption Date.
     The definitions of certain terms used in the paragraph above are listed below.
     “Adjusted Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.
     “Comparable Treasury Issue” means the U.S. Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.
     “Comparable Treasury Price” means, with respect to any Redemption Date, the average of the Reference Treasury Dealer Quotations for such Redemption Date.
     “Quotation Agent” means AIG Financial Products Corp. or any other firm appointed by the Company, acting as quotation agent for the Notes. Any successor or substitute Quotation Agent may be an Affiliate of the Company.
     “Reference Treasury Dealer” means each of Credit Suisse Securities (USA) LLC, Morgan Stanley & Co. Incorporated, Greenwich Capital Markets, Inc., and UBS Securities LLC or its respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. government securities dealer in the United States (a “Primary Treasury Dealer”), the Company shall substitute therefor another Person that is a Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Quotation Agent after consultation with the Company.

     “Reference Treasury Dealer Quotations” means with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such Redemption Date.
     In the event of redemption of this Note in part only, a new Note or Notes of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.
     The Notes do not have the benefit of any sinking fund obligation.
     The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Note or certain restrictive covenants and Events of Default with respect to this Note, in each case upon compliance with certain conditions set forth in the Indenture.
     If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.
     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. To the extent permitted by law, the Company may also amend or modify the rights of a particular Note or Notes of this series without the consent or approval of the other Holders of Notes of this series. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.
     As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes of this series, the Holders of not less than 25% in principal amount of the Notes of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Notes of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.
     Unless the context otherwise requires, the Original Notes (as defined in the Indenture) and the Exchange Notes (as defined in the Indenture) shall constitute one series for all purposes under the Indenture, including without limitation, amendments, waivers and redemptions.
     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium or interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.
     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium or interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
     The Notes of this series are issuable only in fully registered form without coupons in denominations of $100,000 and any multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.
     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     All terms used in this Note which are defined in the Indenture shall have the meaning assigned to them in the Indenture.
Section 2.4 Form of Trustee’s Certificate of Authentication of the Notes
     The Trustee’s certificates of authentication shall be in substantially the following form:
     This is one of the Notes of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON As Trustee
By:
Authorized Signatory

Section 2.5 Title and Terms
     Pursuant to Sections 201 and 301 of the Indenture, there is hereby established a series of Securities, the terms of which shall be as follows:
     (a) Designation. The Notes shall be known and designated as the “8.250% Notes due 2018.”
     (b) Aggregate Principal Amount. The aggregate principal amount of the Notes that may be authenticated and delivered under this Seventh Supplemental Indenture is limited to $3,250,000,000, except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes issued pursuant to Section 304, 305, 306 or 906 of the Existing Indenture or Article Two of this Seventh Supplemental Indenture. The Company may, without the consent of the Holders of the Notes, issue additional notes having the same ranking, interest rate, Stated Maturity, CUSIP and ISIN numbers and terms as to status, redemption or otherwise as the Notes, in which event such notes and the Notes shall constitute one series for all purposes under the Indenture, including without limitation, amendments, waivers and redemptions.
     (c) Interest and Maturity. The Stated Maturity of the Notes shall be August 15, 2018 and the Notes shall bear interest and have such other terms as are described in Sections 2.2 and 2.3 of this Seventh Supplemental Indenture.
     (d) Redemption. The Company shall have no obligation to redeem or purchase the Notes pursuant to any sinking fund or analogous provision, or at the option of a Holder thereof. The Notes shall be redeemable at the election of the Company from time to time, in whole or in part, at the times and at the prices specified in the form of Note set forth in Section 2.3 of this Seventh Supplemental Indenture.

     (e) Defeasance. The Notes shall be subject to the defeasance and discharge provisions of Section 1302 of the Existing Indenture and the defeasance of certain obligations and certain events of default provisions of Section 1303 of the Existing Indenture.
     (f) Denominations. The Notes shall be issuable only in fully registered form without coupons and only in denominations of $100,000 and multiples of $1,000 in excess thereof.
     (g) Exchange Notes. Unless the context otherwise requires, the Original Notes and the Exchange Notes issued in exchange for such Original Notes shall constitute one series for all purposes under the Indenture, including without limitation, amendments, waivers and redemptions. All Exchange Notes issued upon any exchange of the Original Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under the Indenture, as the Original Notes surrendered upon such exchange. Subject to the second paragraph of Section 307 of the Existing Indenture, each Exchange Note delivered in exchange for an Original Note shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such Original Note.
     (h) Authentication and Delivery. The Notes shall be executed, authenticated, delivered and dated in accordance with Section 303 of the Existing Indenture.
Section 2.6 Transfer and Exchanges; Securities Act Legends
     (a) Certain Transfers and Exchanges. Transfers and exchanges of Notes and beneficial interests in a Global Note shall be made only in accordance with this Section 2.6(a).
     (i) Restricted Global Note to Regulation S Global Note or Unrestricted Global Note. If the owner of a beneficial interest in the Restricted Global Note wishes to transfer such interest to a Person who wishes to acquire the same in the form of a beneficial interest in the Regulation S Global Note or the Unrestricted Global Note, such transfer may be effected only in accordance with the provisions of this Section 2.6(a)(i) and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (i) an order given by the Depositary or its authorized representative directing that a beneficial interest in the Regulation S Global Note or Unrestricted Global Note in a specified principal amount be credited to a specified Agent Member’s account and that a beneficial interest in the Restricted Global Note in an equal amount be debited from the same or another specified Agent Member’s account and (ii) an Unrestricted Notes Certificate, satisfactory to the Company and duly executed by the Holder of such Restricted Global Note or his attorney duly authorized in writing, then the Trustee, as Security Registrar, shall reduce the principal amount of such Restricted Global Note and increase the principal amount of the Regulation S Global Note or the Unrestricted Global Note by such specified principal amount, provided that if the transfer is to occur during the Restricted Period, then such Person will take delivery in the form of a Regulation S Global Note.
     (ii) Regulation S Global Note to Restricted Global Note. If during the Restricted Period, the owner of a beneficial interest in the Regulation S Global Note wishes to transfer such interest to a Person who wishes to acquire the same in the form of a beneficial interest in the Restricted Global Note, such transfer may be effected only in accordance with this Section 2.6(a)(ii) and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (i) an order given by the Depositary or its authorized representative directing that a beneficial interest in the Restricted Global Note in a specified principal amount be credited to a specified Agent Member’s account and that a beneficial interest in the Regulation S Global Note in an equal principal amount be debited from the same or another specified Agent Member’s account and (ii) a Restricted Notes Certificate, satisfactory to the Company and duly executed by the Holder of such Regulation S Global Note or his attorney duly authorized in writing, then the Trustee, as Security Registrar, shall reduce the principal amount of such Regulation S Global Note and increase the principal amount of the Restricted Global Note by such specified principal amount.
     (iii) Regulation S Global Note to be Held Through Euroclear or Clearstream During Restricted Period. The Company shall use its best efforts to cause the Depositary to ensure that, until the expiration of the Restricted Period, beneficial interests in the Regulation S Global Note may be held only in or through accounts maintained at the Depositary by Euroclear and Clearstream (or by Agent Members acting for the account thereof), and no person shall be entitled to effect any transfer or exchange that would result in any such interest being held otherwise than in or through such an account; provided that this Section 2.6(a)(iii) shall not prohibit any transfer or exchange of such an interest in accordance with Section 2.6(a)(ii) above.
     (iv) Global Note to Non-Global Note. Notwithstanding any other provision in this Indenture, no Global Note may be exchanged in whole or in part for Notes registered, and no transfer of a Global Note in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Note or a nominee thereof unless (A) such Depositary has notified the Company that it is unwilling or unable or no longer permitted under applicable law to continue as Depositary for such Global Note and the Company does not appoint another institution to act as Depositary within 90 days, (B) there shall have occurred and be continuing an Event of Default with respect to such Global Note, or (C) the Company so directs the Trustee by a Company Order.
     (b) Securities Act Legends. Rule 144A Notes and their Successor Notes (other than Unrestricted Global Notes) shall bear the Restricted Notes Legend, and

Regulation S Notes and their Successor Notes (other than Unrestricted Global Notes) shall bear the Regulation S Legend.
ARTICLE THREE
MISCELLANEOUS
Section 3.1 Relationship to Existing Indenture
     The Seventh Supplemental Indenture is a supplemental indenture within the meaning of the Existing Indenture. The Existing Indenture, as supplemented and amended by this Seventh Supplemental Indenture, is in all respects ratified, confirmed and approved and, with respect to the Notes, the Existing Indenture, as supplemented and amended by this Seventh Supplemental Indenture, shall be read, taken and construed as one and the same instrument.
Section 3.2 Modification of the Existing Indenture
     Except as expressly modified by this Seventh Supplemental Indenture, the provisions of the Existing Indenture shall govern the terms and conditions of the Notes.
Section 3.3 Governing Law
     This instrument shall be governed by and construed in accordance with the laws of the State of New York.
Section 3.4 Counterparts
     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.
Section 3.5 Trustee Makes No Representation
     The recitals contained herein are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Seventh Supplemental Indenture other than its certificates of authentication.

     In Witness Whereof, the parties hereto have caused this Seventh Supplemental Indenture to be duly executed all as of the day and year first above written.

AMERICAN INTERNATIONAL GROUP, INC.
By:	/s/ Robert A. Gender
	Name:	Robert A. Gender
	Title:	Vice President and Treasurer

Attest:
/s/ Kathleen E. Shannon

THE BANK OF NEW YORK MELLON, as Trustee
By:	/s/ Sherma Thomas
	Name:	Sherma Thomas
	Title:	Assistant Treasurer

ANNEX A — Form of
Restricted Notes Certificate
RESTRICTED NOTES CERTIFICATE
The Bank of New York Mellon
101 Barclay Street, Floor 8 West
New York, New York 10286
Attn: Corporate Trust Administration
     Re:   8.250% Notes Due 2018 of American International Group, Inc. (the “Notes”)
     Reference is made to the Indenture, dated as of October 12, 2006, between American International Group, Inc. (the “Company”) and The Bank of New York Mellon, as Trustee, as supplemented (the “Indenture”). Terms used herein and defined in the Indenture or in Rule 144A under the U.S. Securities Act of 1933, as amended (the “Securities Act”), are used herein as so defined.
     This certificate relates to U.S.$                     principal amount of Notes, which are evidenced by the following certificate(s) (the “Specified Securities”):
     CUSIP No(s). [026874 BU0 (144A)/U02687 CB2 (Reg. S)]
     ISIN [US026874BU01 (144A)/USU02687CB20 (Reg. S)]
     COMMON CODE
     CERTIFICATE No(s).
     The person in whose name this certificate is executed below (the “Undersigned”) hereby certifies that (i) it is the sole beneficial owner of the Specified Securities, (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so or (iii) it is the Holder of a Global Note and has received a certification to the effect set forth below. Such beneficial owner or owners are referred to herein collectively as the “Owner”. If the Specified Securities are represented by a Global Note, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Note, they are registered in the name of the Undersigned, as or on behalf of the Owner.
     The Owner has requested that the Specified Securities be transferred to a person (the “Transferee”) who will take delivery in the form of a Restricted Global Note. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 144A under the Securities Act and all

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applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:
     (A) the Specified Securities are being transferred to a person that the Owner and any person acting on its behalf reasonably believe is a “qualified institutional buyer” within the meaning of Rule 144A, acquiring for its own account or for the account of a qualified institutional buyer; and
     (B) the Owner and any person acting on its behalf have taken reasonable steps to ensure that the Transferee is aware that the Owner may be relying on Rule 144A in connection with the transfer.
     This certificate and the statements contained herein are made for your benefit and the benefit of the Company.
Dated:

(Print the name of the Undersigned, as such term is defined in the third paragraph of this certificate.)

By:

Name:
Title:

(If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

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ANNEX B — Form of
Unrestricted Notes Certificate
UNRESTRICTED NOTES CERTIFICATE
The Bank of New York Mellon
101 Barclay Street, Floor 8 West
New York, New York 10286
Attn: Corporate Trust Administration
     Re:   8.250% Notes Due 2018 of American International Group, Inc. (the “Notes”)
     Reference is made to the Indenture, dated as of October 12, 2006, between American International Group, Inc. (the “Company”) and The Bank of New York Mellon, as Trustee, as supplemented (the “Indenture”). Terms used herein and defined in the Indenture or in Regulation S, Rule 144 or Rule 144A under the U.S. Securities Act of 1933, as amended (the “Securities Act”), are used herein as so defined.
     This certificate relates to U.S. $                     principal amount of Notes, which are evidenced by the following certificate(s) (the “Specified Securities”):
     CUSIP No(s). [026874 BU0 (144A)/U02687 CB2 (Reg. S)]
     ISIN [US026874BU01 (144A)/USU02687CB20 (Reg. S)]
     COMMON CODE
     CERTIFICATE No(s).
     The person in whose name this certificate is executed below (the “Undersigned”) hereby certifies that (i) it is the sole beneficial owner of the Specified Securities, (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so or (iii) it is the Holder of a Global Note and has received a certification to the effect set forth below. Such beneficial owner or owners are referred to herein collectively as the “Owner”. If the Specified Securities are represented by a Global Note, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Note, they are registered in the name of the Undersigned, as or on behalf of the Owner.
     The Owner has requested that the Specified Securities be transferred to a person (the “Transferee”) who will take delivery in the form of a Regulation S Global Note (if certification is given during the Restricted Period pursuant to paragraph (1) below) or an Unrestricted Global Note (if certification is given (a) after the Restricted Period pursuant to paragraph (1) or (b) pursuant to paragraph (2)). In connection with such transfer, the

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Owner hereby certifies or has certified that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 904 of Regulation S or Rule 144 under the Securities Act and all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies or has certified as follows:
     (1) Rule 904 Transfers. If the transfer is being effected in accordance with Rule 904 of Regulation S:
     (A) the Owner is not a Distributor of the Securities, an affiliate of the Company or any such Distributor or a person acting on behalf of any of the foregoing;
     (B) the offer of the Specified Securities was not made to a person in the United States or for the account or benefit of a U.S. Person;
     (C) either:
     (i) at the time the buy order was originated, the Transferee was outside the United States or the Owner and any person acting on its behalf reasonably believed that the Transferee was outside the United States, or
     (ii) the transaction is being executed in, on or through the facilities of the Eurobond market, as regulated by the International Securities Market Association or another designated offshore securities market and neither the Owner nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States;
     (D) no directed selling efforts have been made in the United States by or on behalf of the Owner or any affiliate thereof;
     (E) if the Owner is a dealer in securities or has received a selling concession, fee or other remuneration in respect of the Specified Securities, and the transfer is to occur during the Restricted Period, then the requirements of Rule 904(b)(1) have been satisfied; and
     (F) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act;
provided that if the transfer is to occur during the Restricted Period, then the Transferee will take delivery in the form of a Regulation S Global Note.

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     (2) Rule 144 Transfers. If the transfer is being effected pursuant to Rule 144:
     (A) the transfer is occurring after a holding period of at least six months has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and is being effected in accordance the requirements of Rule 144; and
     (B) if the transfer is occurring prior to the first anniversary of the date of issuance of the Specified Securities, the Company is, and has been for a period of at least 90 days immediately before the transfer, subject to the reporting requirements of section 13 or 15(d) of the Securities Exchange Act of 1934.
     This certificate and the statements contained herein are made for your benefit and the benefit of the Company.
Dated:

(Print the name of the Undersigned, as such term is defined in the third paragraph of this certificate.)

By:

Name:
Title:

(If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

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